Exhibit 10.4

**-Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.

                             SDBAS SUPPLY AGREEMENT

     This Supply Agreement is made effective as of the 4th day of February 1998 ("Effective Date") by and between Lucent Technologies Inc., a Delaware corporation, having an address at 600 Mountain Avenue, Murray Hill, New Jersey 07974 ("Company") and BroadBand Technologies, Inc., a Delaware corporation, having an address at 4024 Stirrup Creek Drive, Durham, North Carolina 27709-3737 ("Supplier") (together "the parties").


                                   WITNESSETH

     WHEREAS, Supplier and Company's predecessor-in-interest, AT&T Corp., entered into a certain Agreement LGC-A65-D dated as of November 1, 1995 (the "Agreement") which sets forth terms and conditions governing the purchase and sale of Supplier's products and services between the parties; and

     WHEREAS, by Notice of Assignment dated February 5, 1996, AT&T Corp. has assigned to Company all of its right, title and interest in and to the Agreement effective as of February 1, 1996; and

     WHEREAS, Company and ********************* Network Services, Inc. have entered into a certain FSN Procurement Agreement, BC13760, dated as of July 12, 1996 (the "FSN Agreement"), whereby Company agrees to provide to ********** ******** Network Services, Inc. and ************* Affiliates (collectively "*************") certain products and services for a switched digital video system to be deployed by ****** ************;

     WHEREAS, the products and services to be furnished by Company to ************* under the FSN Agreement include, without limitation, certain products and services to be provided by Supplier to Company;

     WHEREAS, Supplier and Company entered into a First Amendment to Agreement LGC-A65-D dated as of July 12, 1996 (the "First Amendment") which sets forth terms and conditions under which Supplier shall sell to Company and Company may purchase from Supplier those products and services which are to be furnished to **************** under the FSN Agreement;

     WHEREAS, the parties desire that Agreement LGC-A65-D and the First Amendment and any and all other amendments, modifications or revisions to the Agreement be superseded by this Supply Agreement, which will set forth the sole and exclusive terms and conditions under which Supplier shall sell to Company and Company may purchase from Supplier those products and services which are to be furnished to *************** under the FSN Agreement;

     WHEREAS, Company may have existing obligations to certain other customers (collectively "Customers") arising out of or relating to events or actions that occurred prior to the Effective Date of this Agreement to provide to Customers certain products and services for switched digital video systems or SDBAS systems to be deployed by Customers ("Customer Obligations); and

     WHEREAS, the parties desire that this Supply Agreement will set forth the sole and exclusive terms and conditions under which Supplier shall sell to Company and Company may purchase from Supplier certain products and services which may be furnished to Customers to satisfy the Customer Obligations or any other obligations that Company may from time to time undertake in lieu of the Customer Obligations (collectively "Company's Obligations");

     NOW, THEREFORE, in consideration of the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Supplier and Company agree as follows:


                                    ARTICLE I

              Scope of Supply Agreement and Relationship of Parties

     SECTION 1.01. Except as mutually agreed by the parties in writing, this Supply Agreement shall apply only to transactions between Supplier and Company for the purchase and sale of Material (as defined in Article II below) and related services to be provided to ************** under the FSN Agreement or to Customers pursuant to Company's Obligations. Such Material and related services are hereby offered for sale by Supplier and may be purchased by Company as required for the FSN Agreement and Company's Obligations in accordance with the terms, conditions, and specifications of this Supply Agreement.

     SECTION 1.02. Except to the extent provided in Article IV, this Supply Agreement shall not be construed to impose any commitment by Company to purchase any Materials or services, and Materials and services shall be furnished by Supplier on an as-ordered basis. Except as provided in Article IV of this Supply Agreement, the parties agree that nothing contained in this Supply Agreement shall be deemed a commitment on behalf of Company to purchase from Supplier any minimum quantities or dollar value of Materials; it being expressly understood and agreed that any obligation of Company to purchase Materials under this Supply Agreement shall be contingent upon the corresponding purchase of such Materials from Company by ******************** under the FSN Agreement or by Customers pursuant to Company's Obligations.

     SECTION 1.03. Supplier agrees that all Material to be sold to Company under this Supply Agreement shall comply in all respects with the specifications attached as Attachment A.

     SECTION 1.04. The relationship of Supplier and Company as established under this Supply Agreement will be and remain one of independent contractors, and neither party will at any time or in any way represent itself as being a dealer, agent or other representative of the other party or as having authority to assume or create obligations or act in any manner on behalf of the other party.

     SECTION 1.05. The parties acknowledge that Company has delivered to Supplier a full and complete copy of the FSN Agreement. Supplier agrees to treat such copy in accordance with the confidentiality and non-disclosure provisions of this Supply Agreement.


                                   ARTICLE II

                                   Definitions

     SECTION 2.01. For purposes of this Supply Agreement, the following definitions shall apply:

     "Access Subnetwork Equipment" or "ASE" means the SLC-2000 Access System with FLX Switched Digital Video to be supplied by Company with the capability for switched digital video under the FSN Agreement or pursuant to Company's Obligations.

     "***************** Affiliate" means an entity that owns, directly or indirectly, a greater than fifty percent (50%) voting interest in *********************************** ("Parent"), or any entity in which
************************* **************** or its Parent owns, directly or indirectly, at least a fifty percent (50%) voting interest. The term shall also include those entities in which ***************** *****************************

********* or its Parent own, directly or indirectly, a less than fifty percent (50%) but more than twenty percent (20%) voting interest ("Minority Owned Affiliates") and that are listed in Appendix J to the FSN Agreement, as modified and amended from time to time.

     "**************** Region" means any and all of the areas of ************* *************** ****************************** Affiliate provided service at any time during the Term.

     "Beta Test Date" means ******************* initial deployment of hardware and software under the FSN Agreement to a limited number of subscribers to test the FSN.

     "Change in Control" means any one of the following circumstances or events:

       (i) The stockholders of a Party ("Acquired Party") approve a transaction, including, without limitation, a merger or consolidation (however denominated or effectuated), with an Acquiror, including, without limitation, a merger or consolidation, or series of transactions with the same Acquiror ("Combination"), and immediately after such transaction(s) less than 60% of the combined voting power of the then-outstanding securities of the Acquired Party or the Acquiror, will be held in the aggregate by the holders of securities entitled, immediately prior to such Combination, to vote generally in the election of directors of the Acquired Party ("Voting Securities");

       (ii) The stockholders of the Acquired Party approve the sale or transfer of all or substantially all of its assets to any other Person or entity, and less than 60% of the combined voting power of the then-outstanding Voting Securities of such Acquiror immediately after such transaction will be held in the aggregate by the holders of the Voting Securities of the Acquired Party immediately prior to such sale;

       (iii) An Acquiror acquires in one or a series of transactions beneficial ownership of more than 40% of the outstanding shares of Voting Securities of a Party;

       (iv) The stockholders of a Party approve a plan of complete liquidation or dissolution of the Party;

       (v) Any Acquiror obtains direct or indirect Control (as herein defined) over a party and, in Lucent's reasonable judgment, such Control may threaten Lucent's interests. For the purposes of this subsection, the term "Control" shall mean the possession directly or indirectly of the power to direct or cause the direction of the management or policies of a Party, whether through the ability to exercise voting power, by contract or otherwise;

       (vi) At any time, Continuing Directors (as herein defined) shall not constitute at least 50% of the members of the Board ("Continuing Director" means (i) each individual, who has been a director of the Party for at least twelve (12) consecutive months before such time and (ii) each individual who was nominated or elected to be a director of the Party by at least a majority of the Continuing Directors at the time of such nomination or election); or

       (vii) Any other transaction which has the effect of causing the substantive changes in the Acquired Party described in any of the preceding paragraphs.

For the purposes of this definition, the term "Acquiror" shall mean one person or entity, or two or more persons and/or entities constituting a "group" for purposes of the Securities Exchange Act of 1934, as amended.

     "Circuit Packs" means any or all of the **********************************
*******************************************************************************
****************************************************************************.


     "Code Corrections" means corrections to Software malfunctions to bring Software into conformance with its specifications.

     "Companion Agreement" means that certain Procurement Agreement dated as of July 1, 1996 between ***** ********** and Supplier for the purchase and sale of any *** ***********************************************************************
*******************************************************************************

********************************************************************************
*********************.

     "Designated Processor" means hardware platforms used in the FSN with which Software is compatible.

     "Event" means (i) actual failures or adverse functioning of products resulting in the disruption of network access and/or the services provided by an ASE or equivalent system, to customers of ***************, Company, Supplier, Customers, or any other purchaser or user of the products in the United States of America, for a period of thirty (30) uninterrupted minutes per occurrence; or
(ii) actual defects in design and/or manufacturing of the products which are known by Company and/or Supplier regardless of whether such actual defects in design and/or manufacturing have resulted in any actual malfunctions or failures of the products, and which have the ability of causing the disruption of network access and/or the services provided by an ASE, or equivalent system, to customers of ****************, Company, Supplier, Customers, or any other purchaser or user of the products in the United States of America for minimum period of thirty (30) uninterrupted minutes per occurrence. For purposes of this definition, "products" means hardware and software sold by Company and Supplier under the FSN Agreement and this Supply Agreement, respectively, and other items that are manufactured and/or sold by Company or Supplier which are the same as, or functionally or operationally similar to, such hardware and software.

     "Executive Team" means a team comprised of two representatives of the Company selected by the Company and two representatives of the Supplier selected by the Supplier, with each team member having equal voting privileges.

     "First Service Application" or "FSA" means a set of managed activities, administered by Company, that validates the first deployment of new products (Material) for the first time in any Company's customer environment. The FSA process assures that the first service deployment is timely and exceeds Company's customers' expectations with respect to quality, delivery, installation, testing operation, maintenance, and acceptance.

     "First Service Application Date" or "FSA Date" means ******************* or a Customer's initial commercial deployment of hardware and software to provide telephony and/or video services over the FSN. The *************** FSA Date is targeted for two (2) months after the Beta Test Date.

     "Full Service Network" or "FSN" means a switched digital video system deployed by ************* or a Customer that enables delivery of a range of services, from narrowband to broadband telephony to digital broadcast video and interactive multimedia services, as diagramed in Appendix B to the FSN Agreement.

     "HDT" means a host digital terminal as diagramed in Appendix B of the FSN Agreement.

     "Headcount Year" is a measure of services provided by one or more engineers or programmers that are in the aggregate equivalent to those that would be provided by a dedicated full-time programmer or engineer working two hundred twenty (220) days.

     "Homes Passed" shall have the meaning set forth in Section 4.04.

     "Initial Availability" means the first date on which Material is delivered and installed at a customer field or lab location on a newly developed offering.

     "Initial Customer Application" means a controlled process, administered by Company, to assure that new products (Material) meet or exceed Company's customers' expectations with respect to quality, delivery, installation, testing, operations, maintenance and acceptance.

     "Interconnect Information" or "ICA" means the nonproprietary technical information necessary to comply with those FCC requirements designed to provide Company's customers a functional interface with the Material supplied by Supplier hereunder.

     "Licensed Materials" means the Software and Related Documentation for which licenses are granted by Supplier to Company under this Supply Agreement.

     "Material" means Supplier's Material (hardware and software) as listed in Attachments A and B, including any additions or supplements thereto, attached to and made part of this Supply Agreement.

     "ONU" means an optical network unit as diagramed in Appendix B of the FSN Agreement.

     "Parts" means maintenance, replacement and repair parts for the Material covered by this Supply Agreement.

     "Predecessor Agreement" means the agreement between Supplier and Company known as Contract No. LGC-A65-D dated November 1, 1995, as amended.

     "Purchase Order" means a purchase order from Company to Supplier sent pursuant to this Supply Agreement.

     "Related Documentation" means materials, useful in connection with Software and Materials required to engineer, operate, maintain, and install Software such as, but not limited to, programs, translations and parameters, listings, user manuals, methods, practices, job aides, flow charts, installation and other instructions, logic diagrams, and listings, program descriptions and specifications.

     "SDV" means a product, system or architecture that provides broadband digital edge switching and transport and narrowband transport of electronic and/or optical signals within the access portion of a communications or distribution network.

     "SDV Subsystem" means Supplier's hardware and software that provides SDV. This includes two key hardware elements: (1) the Host Digital Terminal, and (2) the Optical Network unit, operating software, and the video operation system known as the VAM, and any additions or modifications to these elements as may occur over the life of the Agreement.

     "Software" means computer programs, procedures, and rules designed to make use of and to extend the capabilities of hardware (including, but not limited to, control programs, operating system programs, processing programs, diagnostic programs, audit programs, system measurement programs and tools, special system programs, authoring tools and documentation used to maintain, describe and use all such programs) offered for license by Supplier hereunder. The term shall not include Source Code format unless otherwise specified herein.

     "Software Enhancement" means any change in Software that improves the basic function of the Software.

     "Software Upgrade" means improvements in Software that relate to operating performance but do not change the basic function of the Software.

     "Source Code" means any version of Software incorporating high level or assembly language that generally is not directly executable by a processor.

     "Technical Information" shall include all Source Code, object code, and Related Documentation for the operating system and any other Software used in the Material or Parts, and all design drawings, materials/parts lists, and specifications used in the design and manufacture of Material or Parts, as well as all corrections, updates and enhancements to such Software and other information.

     "Technical Information" shall also include:

              (i) manufacturing drawings and specifications including Circuit Pack schematics; (ii) manufacturing drawings and specifications covering special tooling and operation thereof; (iii) a detailed list of all commercially available Parts and components purchased by Supplier on the open market disclosing the part number, name and location of the supplier; and (iv) repair specifications and test procedures, as available.

     "Term" shall have the meaning set forth in Section 3.01.

     "Video Equipped HDTs" means that at least one or more of each of the following has been shipped to ********** *********** by Company or Supplier for use with an HDT: DBP 2515 Digital Broadcast Processor, ANI 2514 ATM Network Interface Quad 3 UNI-Directional and 1 Bi-Directional card, ANI 2514 ATM Network Interface Quad Uni-Directional card, SCP 2521 Shelf Control Processor, or any successor equipment.


                                   ARTICLE III

                                Term of Agreement

     SECTION 3.01. Except as provided in Article XCII (Survival of Obligations), the term ("Term") of this Supply Agreement shall commence as of the Effective Date and shall be coterminous with the longer of the Company's Obligations or the FSN Agreement, which is currently in effect until December 31, 2002. To the extent the term of the FSN Agreement is extended beyond December 31, 2002, this Supply Agreement shall be correspondingly extended upon the mutual written agreement of the parties.

     SECTION 3.02. Notwithstanding anything contained in Section 3.01 to the contrary, this Supply Agreement shall terminate (a) upon the expiration or earlier termination of the FSN Agreement for any cause or reason, as long as there are no outstanding Customer Obligations or (b) in accordance with the provisions of Section 6.01 of this Supply Agreement.

     SECTION 3.03. Either party may terminate this Supply Agreement by notice in writing if (a) the other party makes an assignment for the benefit of creditors (other than solely an assignment of monies due), or (b) the other party evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) calendar days of such notice.

     SECTION 3.04. If a proceeding is commenced under any provision of the United States Bankruptcy Code, voluntary or involuntary, by or against either party, and this Supply Agreement has not been terminated, the non-debtor party may file a request with the bankruptcy court to have the court set a date within sixty (60) calendar days after the commencement of the case, by which the debtor party will assume or reject this Supply Agreement, and the debtor party shall cooperate and take whatever steps necessary to assume or reject the Supply Agreement by such date.


                                   ARTICLE IV

                      ***************** Purchase Objectives

     SECTION 4.01. Subject to the terms and conditions of the FSN Agreement, ************* has committed to purchase during the Term, through itself and the ******** ************* Affiliates, certain hardware and software that includes Video Equipped HDTs in sufficient volume to exceed ******************************** Homes Passed (as defined in Section 4.04)
within the ********************* Region. **** *************** may also purchase in excess of the foregoing amounts under the FSN Agreement.

     SECTION 4.02. Subject to the terms and conditions of the FSN Agreement, ************** and the **** *********** Affiliates have agreed that until the earlier of (a) December 31, 1998, or (b) the date on which ************ ********** has exceeded *********************** Homes Passed within the
**************** Region (the "Requirement Date"), ******************* will purchase from Company under the FSN Agreement and/or Supplier under the Companion Agreement all Circuit Packs required by ********************* and the **** *********** Affiliates for deployment of the ASE in the **** *********** Region.

     SECTION 4.03. Subject to the provisions of Article VI, to the extent (a) the commitment and agreement of ************** referenced in Sections 4.01 and 4.02 above includes Material, and (b) ************** actually purchases such Material from Company under the FSN Agreement, Company agrees to purchase all such Material from Supplier under this Supply Agreement. To the extent *************** or the ***************** Affiliates actually purchase Circuit Packs from Company after the Requirement Date under the FSN Agreement and subject to the provisions of Article VI, Company also agrees to purchase such Circuit Packs from Supplier under this Supply Agreement.

     SECTION 4.04. With respect to purchases of Material, it is understood and agreed that each HDT is designed to service multiple ONUs, and that each ONU, when deployed and equipped with the appropriate Circuit Packs, has the capability to provide telephone, video, telephone and video or other telecommunications services to living units made up of single family dwellings, single residences in multi-family dwellings and single business locations. When Company has shipped to ******************** or any **** ***************
Affiliate an ONU, with or without associated Circuit Packs, ************** shall be deemed to have passed the number of homes equal to the living unit engineered capacity of that ONU; provided that a sufficient quantity of HDTs has been shipped for use with such ONUs ("Homes Passed").


                                    ARTICLE V

                                 License Grants

     SECTION 5.01. Supplier grants to Company (to the extent not already granted pursuant to the Predecessor Agreement and still in full force and effect) a nonexclusive, perpetual, fully paid-up, royalty-free license to reproduce and use the Licensed Materials, and to sub-license and authorize Customers, Customer Affiliates, ****** ******************, ************* Affiliates, other entities purchasing Material under the FSN Agreement, and their end-users of the Materials to use the Licensed Materials. Software provided in object code form shall not be modified, decompiled, disassembled or reverse-engineered. Supplier shall provide with each copy of the Software specific installation and applications guidelines describing the procedures necessary to create additional authorized implementations on a new Designated Processor to increase the capacity of Designated Processors on multi-processor computer systems. Supplier will exert reasonable efforts to ensure that all Software provided by Supplier is delivered to Company with an appropriate proprietary legend so as to assist ************* and Customers in the protection of such Software.

     SECTION 5.02. Notwithstanding anything contained in this Supply Agreement to the contrary, Supplier, on behalf of itself, its successors, and assigns, grants to Company (to the extent not already granted pursuant to the Predecessor Agreement and still in full force and effect), an irrevocable, perpetual, nontransferable, and nonexclusive:

     (a) right to use Technical Information for the design, development, manufacture, or maintenance of Material and Parts;

     (b) license under its copyrights to create derivative works, and to use, copy, and distribute Technical Information and any derivative works, but only in connection with the design, development, manufacture, or maintenance of Material and Parts;

     (c) right to grant to any third party rights of the scope granted to Company under subsections (a) and (b) above, to the extent reasonably necessary to carry out activities of supplying Company with Material and Parts or components thereof;

     (d) license under its copyrights to copy, use, and distribute object code versions of Software included in the Material or Parts but only in connection with the sale, lease or distribution of such Material or Parts; and

     (e) license under its patents and patent applications to make, have made, use, offer to sell, sell, and import Material and Parts components thereof.

     SECTION 5.03. The rights granted in Section 5.02 shall apply to Material and Parts which are to be supplied by Company to Customers pursuant to Company's Obligations and to **************** pursuant to the FSN Agreement and/or the Companion Agreement. Company agrees not to exercise the rights granted in
Section 5.02 prior to a material failure by Supplier to supply Materials or Parts and the expiration of any applicable cure period, and only for those Materials or Parts which Supplier fails to supply. The rights granted in Section
5.02 shall terminate five years after Company first ships to a customer any Materials or Parts manufactured by Company pursuant to Section 5.02, however, Company shall retain rights under Section 5.02 for as long as necessary to provide maintenance, replacement or repair parts to customers as required under the FSN Agreement and the Companion Agreement. In the event that the Supplier should file a petition under the federal bankruptcy laws, or that an involuntary petition shall be filed against the Supplier, the parties intend that Company shall be protected in the continued enjoyment of its rights under Section 5.02, including, if it so elects, the protection conferred upon licensees under 11 U.S.C. Section 365(n).

     SECTION 5.04. Within seven (7) days after the execution of this Supply Agreement, the parties shall execute and deliver, in the form provided as Attachment G, an escrow agreement between Supplier and Company for the delivery of Technical Information used in the development and manufacture of Materials and Parts, for use by Company in accordance with the rights granted in Section 5.02.

     SECTION 5.05. In the event Company elects to exercise any right granted in
Section 5.02, Company shall have no obligation to pay Supplier any additional compensation for the exercise of such right prior to or during the six (6) month period beginning when Company first furnished Materials or Parts manufactured pursuant to Section 5.02 under the FSN Agreement or the Companion Agreement. Thereafter, for a period not to exceed five (5) years from such first furnishing by Company, Company shall pay to Supplier a royalty fee on each Material or Part manufactured pursuant to Section 5.02 which Company furnishes under the FSN Agreement or the Companion Agreement or pursuant to Company's Obligations. The royalty fee shall be ************************************************ (if any)
from the sale of such Materials and Parts, and shall be payable on December 31 of each calendar year in which such Materials or Parts are shipped.


                                   ARTICLE VI

                             Default and Termination

     SECTION 6.01. Time is of the essence to this Agreement. In the even either party is in breach of any of the terms, conditions or covenants of this Supply Agreement or any Purchase Orders under this Supply Agreement, the defaulting party shall initiate corrective action to remedy such breach or default or provide the affected party a schedule acceptable to the nonbreaching party for correcting such breach or default within ten (10) days after the giving of written notice to the defaulting party thereof by the nonbreaching party. In the event the breach or default is not corrected within thirty (30) days after the giving of written notice to the defaulting party thereof by the nonbreaching party or within the agreed upon schedule, whichever is later, then, in addition to its right to pursue all other rights and remedies at law, equity or otherwise, the nonbreaching party shall have the right to cancel this Supply Agreement and/or any such orders in whole or in part without charge, obligation or liability whatsoever, except as to payment for Material already accepted by ************* prior to such notice pursuant to the FSN Agreement.

     SECTION 6.02. In the event this Supply Agreement is terminated due to the termination of the FSN Agreement and the FSN Agreement is terminated for cause or reasons not attributable to Supplier, Company shall pay to Supplier as its sole liability:

     (a) The invoiced amount for any Material ordered and shipped to Company prior to the date of notice of termination; and

     (b) The invoiced amount for any Services ordered by and performed for Company prior to the date of notice of termination.

     SECTION 6.03. Notwithstanding anything contained in Section 6.02 to the contrary, Company shall not be liable to pay for any Material or Services under Sections 6.02(a) or 6.02(b) that are not accepted by ********************* in accordance with the acceptance procedures set forth in the FSN Agreement.

     SECTION 6.04. In the event of a Change in Control of Supplier then Supplier shall provide notice to Company of such Change in Control within 10 days of the knowledge of the Change in Control. In addition, Supplier shall provide to Company within 10 days of release copies of all public announcements regarding any expectations of a Change in Control of Supplier. Upon the effective date of the Change in Control, Company shall have the right to terminate this Agreement by giving Supplier written notice of its intention to terminate at least 90 days prior to the termination date specified in the termination notice.


                                   ARTICLE VII

                                    Purchases

     SECTION 7.01. Company and Supplier will work with *********************** and Customers to determine Company's requirements for the purchase of Material and services pursuant to this Supply Agreement, and Company will request the required Materials and services through placement of a Purchase Order. The delivery schedule, cancelation terms and additional terms applicable to each Purchase Order will be agreed upon by Supplier and Company and set forth in the Purchase Order to the extent not set forth herein. Company shall place each Purchase Order at least ******************* ******** days in advance of the delivery date. If Supplier, for any reason, cannot ship Material on the acknowledged ship date, Supplier shall notify Company immediately. Company shall not, without Supplier's consent, cancel or change the terms of a Purchase Order within one hundred twenty (120) calendar days of the agreed upon delivery date for the Materials or services to which said cancelation or change relates.


                                  ARTICLE VIII

               Inventory Prepayments and Existing Purchase Orders

     SECTION 8.01. The parties acknowledge that Company has no outstanding purchase commitments to Supplier (other than existing Purchase Orders already placed by Company but not yet filled by Supplier pursuant to the Predecessor Agreement), and that as of the Effective Date of this Agreement, Company has made inventory prepayments in addition to the prepayments discussed in Article IX (Prepayments) in the amount of **********, which shall serve as a credit against future Purchase Orders placed by Company. These inventory prepayments shall be credited against future Purchase Orders and shall be used up before Supplier makes any further draw downs from the Hardware Prepayments discussed in
Article IX.


                                   ARTICLE IX

                                   Prepayments

     SECTION 9.01. Software Prepayment. Company and Supplier acknowledge that Company has provided to Supplier ********************************** as prepaid Software right to use ("RTU") fees for Software licensed by Supplier to Company under this Supply Agreement, and that Supplier has to date not drawn down any amount from this prepayment. Supplier will draw down from this prepayment *************** ************************* for each additional Home Passed by
**************** in the ************* Region, and will apply such amount to amounts properly invoiced to Company for accepted Software (effective upon the payment due date prescribed herein), until the total ************************ ************ prepaid amount in exhausted. In the event this Supply Agreement terminates, the Software prepayment under this Section 9.01 shall be nonrefundable to Company.

     SECTION 9.02. Hardware Prepayment. Company and Supplier acknowledge that Company has provided to Supplier **************************************** as a
prepayment for hardware purchased by Company under this Supply Agreement, and that Supplier has to date not drawn down any amount from this prepayment. Supplier will, for each Home Passed by **************** in the ************* Region, draw down from this prepayment and will apply such amount to amounts properly invoiced to Company for accepted Material other than Software (effective upon the payment due date prescribed herein), until the total ************************ ************** prepaid amount is exhausted.

     SECTION 9.03. Letter of Credit. Within thirty (30) days of the execution of this Supply Agreement, Supplier will deliver a fully executed irrevocable Standby Letter of Credit in the principal amount of **************** ************************** naming Company as beneficiary and securing *********************************** of the hardware prepayment set forth in
Section 9.02, to be drawn down at the rate of three dollars ($3.00) per Home Passed after such time as the unused portion of said hardware prepayment equals ************************************* and pursuant to which Lucent is entitled to any unused amounts in the event Supplier is unable for financial reasons to deliver on hardware related Purchase Orders placed by Company pursuant to this Agreement. This Standby Letter of Credit shall be issued by a bank acceptable to Company. The term of the Standby Letter of Credit shall be effective immediately upon delivery by Supplier thereof and shall be automatically renewable and remain in effect until the date on which ***** ********* purchases from Company under the FSN Agreement are in sufficient quantity to exceed two million (2,000,000) Homes Passed.


                                    ARTICLE X

                                     Pricing

     SECTION 10.01. Prices for Material and Services ordered under this Supply Agreement shall be those set forth in Attachment B and Supplier agrees that such prices will not be increased during the Term except as per the Change Control Process. To the extent required as part of the agreement between ****************** and Company to identify areas where ***************** can reduce FSN costs, Supplier agrees to work in good faith with Company to identify areas where **************** can reduce FSN costs, and the parties may implement such reductions.

     SECTION 10.02. In addition to the price modifications described in Article XI of this Supply Agreement, the pricing set forth in Attachment B has been modified to reflect the following effective immediately:

     (a) Applicable only to purchases by Company for resale to Customers pursuant to Company's Obligations and to ******************, ************* Affiliates, *****, and any other entities entitled to purchase from Company under the FSN Agreement, Supplier agrees to extend the VAM Basic Software License for applications from 120 digital broadcast channels up to and including 188 digital broadcast channels, at no additional cost to Company.

     (b) Applicable only to purchases by Company for resale to Customers pursuant to Company's Obligations and to ******************, ************* Affiliates, *****, and any other entities entitled to purchase from Company under the FSN Agreement, Supplier agrees to extend the Basic Digital Broadcast Software License for applications from 120 digital broadcast channels up to and including 188 digital broadcast channels, at no additional cost to Company.

     (c) Applicable only to purchases by Company for resale to Customers pursuant to Company's Obligations and to *****************, ************* Affiliates, *****, and any other entities entitled to purchase from Company under the FSN Agreement, Supplier agrees to extend the Interactive Video Software - Low Penetration License to include applications from 25% up to and including a 33% take rate, at no additional cost to Company.

     SECTION 10.03. If at any time after three years from the Effective Date, Company notifies Supplier in writing that *************** has obtained a written proposal from another vendor offering to sell to ******************** systems functionally equivalent to the ASE which are ***********************************
********************************************************************************
********************************************************************************
******************************************************************. If the
parties do not agree to lower their prices to coincide with any Market

Proposal and ************** exercises its right to terminate the FSN Agreement as a result thereof, Company shall have the right to terminate this Supply Agreement by forwarding written notice thereof to Supplier. In the event of such termination, Company shall be liable only for the amounts specified in Section 6.02; and, provided further that in such event Supplier shall promptly refund the unused portion of any prepayments made pursuant to Sections 9.01 and 9.02.

     SECTION 10.04. If, at any time after three years from the Effective Date, *************** desires to purchase commercially available products which are functionally equivalent to the ASE but contain features or enhancements which are unavailable on the Material then provided by Supplier (a "New Material"), then Company shall notify Supplier thereof in writing. *************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
In the event ***************** and the parties are unable to mutually agree upon terms and conditions for Supplier to provide such features and/or enhancements to *************** and *************** exercises its right to terminate the FSN Agreement as a result thereof, Company may terminate this Supply Agreement by forwarding written notice thereof to Supplier. In the event of such termination, Company shall be liable only for the amounts specified in Section 6.02; and, provided further that in such event Supplier shall promptly refund the unused portion of any prepayments made pursuant to Sections 9.01 and 9.02.


                                   ARTICLE XI

                          Price Modification to Achieve
                           Model Price Per Home Passed

     SECTION 11.01. To achieve the *************** model price level of ****************************** with Flexterm, per Home Passed at a 2,000,000
Homes Passed volume, the prices set forth in Attachment B have been reduced by ****** *************************************** per Home Passed when applied to the standard ************* FSN Model and shall be effective immediately.

     SECTION 11.02. To accommodate ***************** FSN model for higher video traffic requirements (known as

Case Y), which results in a model price level of ****************
**************************** per Home Passed, a new item has been added to Attachment B which combines three software licenses into one license. The three licenses are:

          (a) the High Bandwidth Software License (1 Mbps/Drop) R1.0, 1.1, 2.0;

          (b) the Extended Digital Broadcast Software License (>188 Channels) R1.0, 1.1, 2.0; and

          (c) the VAM Extended Software License (>188 Channels) R1.0, 1.1, 2.0.

These three licenses are consolidated into one license; the **************** Enhanced Broadcast/Signaling Software R1.0, 1.1, 2.0, and is offered to Company under this Supply Agreement only. This single license will be sold on a per FLX shelf basis, and the price to Company is **************************************.
This ************* Enhanced Broadcast/Signaling Software R1.0, 1.1, 2.0 shall be subject to the ************************ described in Article XIII of this Supply Agreement.

     SECTION 11.03. For the aggregate levels of Homes Passed by ************** and the ************* Affiliates as indicated in the first column of the table set forth below, Supplier will apply to purchases under this Supply Agreement the corresponding discounts set forth in the second column of said table. Said discounts shall be applied against the prices set forth in Attachment B. All price and cost reductions will be calculated using the standard *********** *************** FSN model set forth in Appendix B to the FSN Agreement. Supplier and Company will mutually determine the specific unit prices to adjust to achieve the required price levels when calculated according to the **************** FSN Model and Attachment B shall be revised accordingly.

----------------------------------------- --------------------------------------
           # Homes Passed                         Supplier $ per
                                                   HP Reduction
----------------------------------------- --------------------------------------
        2,000,001 - 2,250,000                         *******
----------------------------------------- --------------------------------------
        2,250,001 - 2,750,000                         *******
----------------------------------------- --------------------------------------
        2,750,001 - 3,000,000                         *******
----------------------------------------- --------------------------------------
        3,000,001 - 3,250,000                         *******
----------------------------------------- --------------------------------------
        3,250,001 - 4,000,000                         *******
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
         4,000,001 and Over                           *******
----------------------------------------- --------------------------------------


     SECTION 11.04. If during the term of the Agreement, Company is provided more favorable pricing from Supplier due to cost reduction efforts, or for any other reason, Supplier acknowledges that Company will receive this pricing for Material supplied by Supplier under this Supply Agreement, subject to prior Executive Team review and approval. However, in the event that the pricing set forth in this Supply Agreement is the most favorable, Company will not extend this pricing to any other customer without prior written approval from Supplier.


                                   ARTICLE XII

                         Joint Cost Reduction Commitment

     SECTION 12.01. Supplier agrees to work with Company to jointly achieve the required cost reduction that will support a price reduction to ************** of ******** ************************************* per Homes Passed, when using the standard *************** FSN model. This required cost reduction will entail a commitment by both Supplier and Company to enter into joint design work to achieve this cost reduction, regardless of the volume level projections. It is the goal of the cost reduction efforts that this cost reduction will be achieved within six months following completion of the ************** Beta Test.

     SECTION 12.02. This Section is included as explanation of the Company and Supplier cost reduction commitments, and should not be viewed as further reductions to the price modifications as defined in Article XI (Price Modification to Achieve Model Price Per Home Passed) of this Supply Agreement.


                                  ARTICLE XIII

                               Software Incentive

     SECTION 13.01. In order to motivate Company to maximize the selling price of Supplier Software, Supplier agrees to provide to Company the sales incentive described in Section 13.02 below on all Software licensed by Company under this Supply Agreement during the Term. This includes all Software currently listed in Attachment B of this Supply Agreement with the limited exception of that of Supplier's

Software which is noted with an asterisk (*) on Attachment B to this Supply Agreement.

     SECTION 13.02. For all eligible Software under Section 13.01, the sales incentive shall be in the form of a cash rebate to Company and shall be calculated at *** of the prices in Attachment B to this Supply Agreement (as in effect at the time of the purchase by Company), including any modifications to such Attachment B prices that are mutually agreed to by Company and Supplier. Supplier shall pay the foregoing sales incentive to Company by the 15th day of the month following the end of each calendar quarter that this incentive is in effect. Supplier shall then remit such quarterly payment to Company for all shipments made by Supplier to Company during said quarter.


                                   ARTICLE XIV

                                 Custom Software

     SECTION 14.01. Mandatory Requests. (a) Supplier acknowledges that ******************* shall be entitled to fund annually up to 10 Headcount Years of custom Software development for access products or applications ("Custom Software") and that ******************* may require Company to develop Custom Software for up to this limit. Company agrees to immediately provide written notification to Supplier if any such development work requires the resources of Supplier. **************, Company and Supplier shall mutually agree on the requirements, Headcount Years and delivery schedule of such development, with the goal being to commence such development work within three months of *************** request. Also depending on the scope and nature of such development work, Supplier's goal will be to complete such development work within six months of ******** *********** request and shall, in all events, seek to finish such development work within a commercially reasonable time period.

     (b) Prior to Supplier commencing such development work, Company and Supplier will negotiate in good faith the fees to be paid to Supplier. Such fees shall be based on the agreed to scope and nature of the required development work and the desired schedule. In no event, however, shall the fees payable to Supplier for any such work exceed ****** *********************************** for each Headcount Year. This ******************************************* limitation may be adjusted in December of each calendar year up to the amount of any change in the Producer Price Index for Telecommunications Systems, Custom Software Development during the preceding 12-month period.

     SECTION 14.02. Discretionary Requests. Supplier acknowledges that ************** may also make discretionary requests for Custom Software in addition to the mandatory development work cited above. Any such development work to be performed by Supplier to meet ************* discretionary requests shall be subject to prior negotiation between Company and Supplier regarding the requirements, delivery schedule and the fees payable to Supplier for such development work.

     SECTION 14.03. Reservation of Rights. For mandatory Software development requests, Company reserves the right to perform such development work itself, or contract with other third parties to perform such development work, or at its sole discretion, pass the requirement to Supplier. Company agrees that Supplier shall have the right of first refusal prior to Company having any such development work for SDBAS performed by any third party, except to the extent that Company in its sole discretion believes that Supplier lacks the financial resources or the ability to perform such development work.

     SECTION 14.04. Ownership of Custom Software. All rights in and title to Custom Software that is not embedded into existing Software or a derivative or pre-existing work shall vest in the developing party. Supplier will grant to Company, ***************** and *************** Affiliates a perpetual, fully paid, exclusive license to use such Custom Software with the FSN, unless **************, in its sole discretion, agrees to allow such Custom Software to be licensed to others. In the event that any such Custom Software should be licensed to others, compensation to ***** *********** will be negotiated on a case-by-case basis.


                                   ARTICLE XV

                       Controlled Introduction of Software

     SECTION 15.01. Supplier agrees to notify Company prior to placing any Software Upgrades or Software Enhancements on any Material covered under this Supply Agreement or accepting any orders for delivery of Software Upgrades or Software Enhancements for any Material covered under this Supply Agreement. Supplier will submit to Company, for the purpose of testing by Company or its customer (i.e., by *************** or one of the Customers), one prepurchase copy of any proposed Software Upgrade or Software Enhancement at least 60 days prior to the proposed general availability or proposed service date of such Software Upgrade or Software Enhancement. In the event that any Software Upgrade or Software Enhancement is unacceptable, Company shall immediately provide written notification to Supplier of same. Supplier agrees that it will not be providing any Software Upgrade or Software Enhancement on any of Company's orders during the evaluation period without prior written consent of Company and its customer. Supplier also agrees that Company will not furnish any Software Upgrade or Software Enhancement following its customer's evaluation until written approval has been received by Company from its customer. Supplier will not charge Company any fees associated with the Software evaluation copy which Company submits to its customer and such evaluation shall in no way obligate Company to subsequent charges or contingencies regardless of the results of the evaluation.


                                   ARTICLE XVI

                                Software Support

     SECTION 16.01. During the Software warranty period set forth in Section 17.06, Supplier will promptly provide, at no additional charge, procedures, as determined by Supplier for particular Software, to keep Software operating consistently with its specifications. Such procedures shall include diagnostic service using onsite or remote techniques to analyze a problem and prescribe remedial action. Further, throughout the Term, Supplier will provide all Code Corrections at no charge. Supplier may provide such Code Corrections either unbundled or included with a Software Upgrade or Enhancement, on the condition that bundling does not delay prompt release of the Code Corrections to Company, ***************** and Customers.

     SECTION 16.02. Unless otherwise agreed to in writing, Supplier shall furnish to Company, at no additional charge, and on a nonproprietary basis, no less than one copy of Related Documentation, and any amendments or revisions made by or on behalf of Supplier during the Term, as is sufficient for Company to plan, engineer, procure, install, operate and maintain the Material. Such Related Documentation shall be furnished to Company together with the Material to which it relates or at such time as any amendments or revisions are made thereto, whichever is earlier. Company may reproduce and distribute such Related Documentation to third parties for the purposes described and shall include in any such reproductions any copyright notices contained in the original of the items being reproduced.

                                  ARTICLE XVII

                                   Warranties

     SECTION 17.01. Supplier warrants to Company and customers that Material furnished will be new, merchantable, free from defects in design (except to the extent designed by Company), material and workmanship and will conform to and perform in accordance with the specifications, drawings and samples set forth in this Agreement for a period of **** ************ for the hardware components of the Material and *************** for the software components of the Material, from the date of shipment from Supplier. Supplier also warrants to Company and customers that services will be performed in a first class, workmanlike manner. Future performance of the Material, as defined in Supplier's Performance Specification (Attachment A), shall continue for the longer of (a) the performance warranty period applicable to Company's sales to its customers of the Material or of products which incorporate the Material, (b) one (1) year after the Material is accepted by the Company's customer or (c) such greater period as may be specified elsewhere in this Agreement. Supplier warrants that at the time of delivery to Company such Material shall be free of any security interest or any other lien or any other encumbrance whatsoever. All warranties shall survive inspection, acceptance and payment to Supplier.

     SECTION 17.02. Defective or non-conforming Material will, at Supplier's option either be returned to Supplier for refund, repair, replacement and reperformance, at no cost to Company or its customer, with risk of in-transit loss and damage borne by Company or its customer and freight paid by Company or its customer, or be repaired or replaced by Supplier on a customer's site or another site designated by Company at no cost to Company. Unless otherwise agreed upon by Supplier and Company, Supplier shall complete repairs and ship the repaired Material within twenty-one (21) calendar days of receipt of defective or non-conforming Material, or at Supplier option, ship replacement Material within ten (10) calendar days after oral notification is given Supplier by Company. Supplier shall bear the risk of in-transit loss and damage and shall prepay and bear the cost of freight for shipments to Company of repaired or replaced Material. If requested by Company, Supplier shall begin on-site repairs within an average of three (3) days after verbal notification is given Supplier by Company.

     SECTION 17.03. If Material returned to Supplier or made available to Supplier on site for repair as provided for in this clause is determined to be beyond repair, Supplier shall promptly so notify Company and, unless otherwise agreed to in writing by Supplier and Company, ship replacement Material without charge within fourteen (14) calendar days of such notification.

     SECTION 17.04. Company agrees to make a reasonable effort to detect and/or have its customer(s) detect and eliminate No Fault Found (NFF) or No Trouble Found (NTF) returns of Material. The return volume of NFF/NTF units will be monitored by Supplier and if other than a reasonable number of returns are involved, the Company or its customer will be billed a handling charge for such returns as defined in Attachment C. Supplier will notify Company or its customer in writing prior to any billing.

     SECTION 17.05. Replacement of Material shall be warranted as set forth above in this Article. Any Material which is repaired, modified or otherwise serviced by Supplier shall be warranted as provided in this Article for the remainder of the warranty period (based upon the date repair, modification or other service is completed and accepted by Company) or six (6) months after the Material is shipped by Supplier to Company or a customer, whichever is longer.

     SECTION 17.06. Supplier warrants that Supplier has the right to grant to Company the Software and other licenses granted under this Supply Agreement. Supplier further warrants to Company that the furnished Software shall be free from defects in design, that it will conform to the applicable specifications, and that it will operate satisfactorily in the system environment in which it is initially installed. Defective Software will be corrected or replaced after notification is given to Supplier by Company. Supplier, at its option, will undertake to either correct or replace the defective Software without charge at the location where it is installed in accordance with corrective action prescribed for the applicable Severity Code (per Appendix C to the General Purchase Agreement in effect between ************* and Company), or, at Supplier's option, provide a refund or credit of the original license fee; provided, however, that Supplier may elect to provide a credit to Company only where Company reasonably determines the credit to be of value.

     SECTION 17.07. COMPANY'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF A WARRANTY CONTAINED IN THIS ARTICLE SHALL BE SUPPLIER'S OBLIGATION TO REPAIR, REPLACE, CREDIT, OR REFUND AS SET FORTH IN THIS AGREEMENT, EXCEPT THAT THE FOREGOING LIMITATION ON REMEDIES FOR BREACHES OF WARRANTIES

SHALL NOT LIMIT THE REMEDIES OF COMPANY OR ANY OTHER CAUSE OF ACTION FOR PERSONAL INJURY INCLUDING DEATH AND PROPERTY DAMAGE CLAIMS AND FAILURE OF THE MATERIAL TO MEET THE PORTABILITY, PERFORMANCE OR DESCRIPTIVE REQUIREMENTS OF ATTACHMENT A, OR ANY COMBINATION OF THEM.

     SECTION 17.08. SUPPLIER SHALL IN NO EVENT BE LIABLE TO COMPANY FOR ANY INCIDENTAL, CONSEQUENTIAL, OR ANY OTHER INDIRECT LOSS OR DAMAGE, INCLUDING, WITHOUT LIMITATION, LOST REVENUES OR LOST PROFITS OF ANY PERSON OR ENTITY, ARISING OUT OF THIS ARTICLE OR ANY OBLIGATION RESULTING THEREFROM, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, FOR TORT, OR ANY OTHER CAUSE OF ACTION. EXCEPT FOR PERSONAL INJURY INCLUDING DEATH, AND PROPERTY DAMAGE CLAIMS, SUPPLIER'S ENTIRE LIABILITY FOR DIRECT DAMAGES RESULTING FROM ANY CLAIM OR LOSS, DAMAGE, OR EXPENSE FROM BREACH OF A WARRANTY CONTAINED IN THIS ARTICLE SHALL IN NO EVENT EXCEED THE REPAIR OR REPLACEMENT COST, LICENSE FEE, OR PURCHASE PRICE, AT SUPPLIER'S OPTION OF THE ITEM OR SERVICE THAT DIRECTLY GIVES RISE TO THE CLAIM. NO ACTION OR PROCEEDING UNDER THIS ARTICLE AGAINST SUPPLIER MAY BE COMMENCED MORE THAN THIRTY-SIX (36) MONTHS AFTER THE CAUSE OF ACTION ACCRUES.


                                  ARTICLE XVIII

                              Additional Warranties

     SECTION 18.01. (a) Supplier represents and warrants that, where applicable, all products and Materials provided hereunder will be packaged, labeled, handled and shipped in accordance with all applicable federal, state, county and local laws, rules, regulations, orders and other lawfully mandated requirements. This obligation shall include but not be limited to compliance with the following:

              (i) all product labeling and other requirements imposed by the New Jersey Worker and Community Right-to-Know Act, N.J.S.A. 34:5A-1, et seq., and all regulations adopted pursuant thereto;

              (ii) all product labeling and other requirements imposed by the Occupational Safety and Health Act of 1970 (OSHA), as amended, and all regulations adopted pursuant thereto, including the Hazard Communication Standard regulations; and

              (iii) all requirements of the Hazardous Material Transportation Act, the Toxic Substance Control Act, as amended, the Federal Insecticide, Fungicide and

       Rodenticide Act (FIFRA) and the New Jersey Pesticide Control Code (N.J.A.C. 7:30).

     (b) All unit packages or other substances which must be disclosed under applicable law must bear a label indicating the following:

              (i) name of the product;

              (ii) chemical name and Chemical Abstracts Service (CAS) number of the five most predominant substances in a container, whether they are hazardous or nonhazardous;

              (iii) chemical name and CAS number for all hazardous substances constituting greater than 1% of the product (or greater than 0.1% for carcinogens, mutagens, and teratogens);

              (iv) appropriate hazard warnings; and

              (v) the name and address of the manufacturer, importer, or other responsible party.

     (c) The label must be a sign, emblem or sticker of durable nature affixed to or stenciled onto a container. Labels must be in English, easy to read, not obscured, and prominently displayed on the unit package.

     (d) In addition, Supplier agrees to furnish Company on or before the date of delivery of Material, and thereafter upon request of Company, a copy of the applicable Material Safety Data Sheet(s) (MSDS) for all Material provided hereunder, in accordance with the OSHA requirements cited above. In the event of any change in the composition of the Material during the course of the Agreement, Supplier shall provide Company an updated MSDS and Supplier must update the product label accordingly.

     (e) Supplier agrees to defend, indemnify and hold harmless Company for any loss, damage, penalty, fine or liability (including any costs and attorney's fees) sustained because of Supplier's noncompliance with the provisions of this Article.


                                   ARTICLE XIX

                         Repairs Not Covered By Warranty

     SECTION 19.01. With respect to all Material ordered under this Supply Agreement for provision to *******

************ under the FSN Agreement, in addition to repairs provided for in
Article XVII, Supplier agrees to provide repair service during the term of this Supply Agreement and until ****************** after the expiration of this Supply Agreement with shipment and risk of loss to Company or its customer. With respect to all Material ordered under this Supply Agreement for provision to Customers pursuant to Company's Obligations, in addition to repairs provided for in Article XVII, Supplier agrees to provide repair service during the greater of the term of this Supply Agreement or until five years after the Discontinuance of such Material pursuant to Article LIX. Material to be repaired under this clause will be returned to a location designated by Supplier, and unless otherwise agreed upon by Supplier and Company, Supplier shall ship the repaired Material which meets the specifications within an average of twenty-eight (28) days of receipt of the defective or non-conforming Material or replace such Material within an average of fourteen (14) days, with shipment and risk of loss to Supplier. With the concurrence and scheduling of Company, repair may be made by Supplier on-site.

     SECTION 19.02. If Material is returned to Supplier for repair as provided for in this clause and is determined to be beyond repair, Supplier shall so notify Company. If requested by Company, Supplier will sell to Company a replacement at the price set forth in Supplier's then current agreement with Company for said Material or, if no such agreement exists, at a reasonably competitive price for such Material at the time for delivery or lastly, at a price agreed upon by Supplier and Company.

     SECTION 19.03. Replacement and repaired Material provided pursuant to this Article shall be warranted for 90 calendar days from date of shipment.

     SECTION 19.04. It is expressly understood and agreed that this Agreement does not grant Supplier an exclusive privilege to repair any or all of the Material purchased under this Supply Agreement for which Company may require repair; and Company may perform the repairs or contract with others for these services. In addition, Supplier authorizes Company and any qualified repairer with whom Company may contract to perform repairs on all Material purchased under this Supply Agreement.

     SECTION 19.05. Price schedules for repairs under this clause are listed in Attachment C. Supplier agrees to notify Company and obtain Company's approval in writing if repair service will exceed 50% of replacement cost of new Material, prior to performing any repair service for Company.

                                   ARTICLE XX

                                Repair Procedures

     SECTION 20.01. Company shall furnish the following information with Material returned to Supplier for repair: (a) Company's name(s) and complete address; (b) name(s) and telephone numbers(s) of Company's employee(s) to contact in case of questions about the Material to be repaired; (c) ship-to-address for return of repaired Material if different than (a); (d) a complete list of Material returned; (e) the nature of the defect or failure if known; (f) whether or not returned Material is in warranty, and (g) RMA number previously obtained from Supplier. Supplier Customer Service representative shall be contacted concerning any questions that arise concerning repair.

     SECTION 20.02. Material repaired by Supplier shall have the repair completion date stenciled or otherwise identified in a permanent manner at a readily visible location on the Material. Supplier shall provide a quarterly summary report highlighting failure analysis.

     SECTION 20.03. All invoices originated by Supplier for repair services must be clearly identified as such, and must contain: (a) a reference to Company's Purchase Order for these repair services, (b) a detailed description of repairs made by Supplier and the need therefor, and (c) an itemized listing of parts and labor charges, if any. Replaced parts will, upon request, be available for inspection by or returned to Company. Further, the provisions of Articles LIV (Invoicing) and LII (Shipping), other than provisions relating to transportation charges with respect to Material repaired under warranty, shall apply to Supplier's return to Company of repaired Material.


                                   ARTICLE XXI

                             Change Control Process

     SECTION 21.01. Supplier acknowledges that ******** ******** or one of the Customers may submit written requests to Company to request changes or revisions to hardware and software to be furnished under the FSN Agreement or pursuant to Company's Obligations and, to the extent **************** or Customer's request involves Material, Company shall immediately notify Supplier (a

"Change Control Request"). Change Control Requests requiring 20 Headcount Years or less will be handled in the normal change control process. Change Control Requests that exceed 20 Headcount Years of effort ("Major Changes") will be negotiated by the parties and will be performed under this process provided that the parties reach mutually satisfactory agreement on requirements, Headcount Years, price and delivery schedule. Any resulting Software shall be licensed to Company under the provisions of Article V without payment of any additional license fees or charges other than charges for the development work as provided herein.

     SECTION 21.02. Within fifteen (15) days (or a different period if mutually agreed to by the parties) following receipt of a Change Control Request from Company, Supplier shall provide a written response to Company specifying:

          (a) the specifications for the work to be performed;

          (b) the work schedule for the proposed work;

          (c) a firm price quote for the work and associated new hardware unit prices (if any) for the new Material;

          (d) the number of Headcount Years required; and

          (e) the impact, if any, on the delivery date of the Material to be modified;

provided, however, that (i) the fees payable by Company for any such Change Control Request shall not exceed *********** ***********************************
for each Headcount Year, and (ii) the Headcount Years proposed shall be commercially reasonable. This ******************************************
limitation may be adjusted by Company in December of each calendar year up to the amount of any change in the Producer Price Index for Telecommunications Systems, Custom Software Development during the preceding 12-month period. This limitation shall not, however, apply to Major Changes.

     SECTION 21.03. If Supplier's response is approved in writing, Supplier will proceed with the work. Supplier shall not be obligated to perform any requested changes or revision to Material in advance of written approval from Company. In the event that Supplier commits resources to the implementation of a Change Control Request without prior written authorization, Company shall not be charged for such work and such work shall not relieve Supplier of its obligations to meet previously agreed upon schedules. For purposes of this Supply Agreement, each Change Control Request response approved in writing by Company shall constitute a formal change to this Supply Agreement modifying the prices, functionality and/or schedules as addressed therein, and any hardware or Software developed pursuant to such a request shall fall within the definition of the term "Material".

     SECTION 21.04. Supplier agrees to pay to Company as a Software Incentive Fee 10% of the amount of fees provided by Company to Supplier under this Section for changes to Software only. The Software Incentive Fee due to Company under this Section will be made by Supplier within 30 days of the payment of the fees for the Software changes made by Company to Supplier under this Section.


                                  ARTICLE XXII

                     This Article intentionally left blank.


                                  ARTICLE XXIII

                             Manufacturing Capacity

     SECTION 23.01. Supplier warrants that it has established and covenants that it will maintain during the Term sufficient manufacturing capacity for Material to ensure that ********************* Beta Test Date, its or any Customer's FSA Date, and any commercial FSN deployment will not be jeopardized due to Supplier delivery delays.


                                  ARTICLE XXIV

                              Training/Lab Material

     SECTION 24.01. Supplier acknowledges that ***** ************ requires the delivery and installation of ***** ********************************** by the
dates set forth in Attachment D-1 to this Supply Agreement. Supplier and Company acknowledge that *** of these test systems have been delivered and installed. Company agrees to provide Supplier with Purchase Orders for Material required for the ********* system, and Supplier agrees to accept such Purchase Orders and ship such Material in sufficient time to enable Company to deliver and install the laboratory test system on time.

     SECTION 24.02. Supplier agrees to upgrade the system described as "Lab System 1" in Appendix D to the FSN Agreement and will provide new features and functionalities as each becomes available up through Release 2.1. Any Material associated with such upgrades through Release 2.1 shall be provided by Supplier at no charge to Company.

     SECTION 24.03. Unless mutually agreed, Supplier shall have no obligation in connection with sales to Customers to deliver software releases beyond those set forth in Attachment D-2.

                                   ARTICLE XXV

                                   Interfaces

     SECTION 25.01. Supplier agrees to provide Company, ********************* and Customers with any public interface specification documentation and reasonable amounts of support to resolve any questions Company, *************** or Customers may have regarding these interface specifications as they pertain to FSN deployment or the ASE.

     SECTION 25.02. For a period of *********** after providing any Material pursuant to this Supply Agreement, Supplier shall, upon request, provide to Company Interconnect Information.


                                  ARTICLE XXVI

                               Testing and Quality

     SECTION 26.01. Supplier will perform a factory systems test in accordance with the following criteria:

     (a) The term "system" is meant to describe a complete ASE transport system including all standard subsystems. For normal production, it is acceptable to test subsystems in a "system configuration" test environment consisting of a captive test bed to which the specific subsystem under test is connected. These arrangements are acceptable if the periodic qualification testing is used to revalidate such test configurations. This can be accomplished by first testing a defined system in the production manner followed by qualification testing of the same system (using a full system environment).

     (b) Correction of any production testing program deficiencies identified will be made immediately. System configuration testing will be conducted on Materials to demonstrate the ability to achieve stable, fault free operation for a reasonable period of time while running operational exercises and diagnostic routines at 120 degrees Fahrenheit. The testing duration will be such that adherence to reliability requirements can be demonstrated. Manufacturing testing burn-in intervals will be of sufficient duration, so that when coupled with normal installation and turnover intervals, early-life reliability performance at cut over will be at or below two and one-half times the steady-state reliability level. That is, the instantaneous failure rate at cut over shall be less than or equal to two and one-half times the expected steady-state instantaneous failure rate.

     (c) Periodically, an entire system will be subjected to qualification testing to assure that product and manufacturing processes continue to demonstrate conformance to design intent. All Material shipped loose and not in a complete system configuration, such as spares and additions for growth, shall receive testing to demonstrate functionality and quality levels at least equivalent to Material embedded in systems. Manufacturing testing and burn-in intervals will be of sufficient duration so that infant mortality failure rate of Material shipped is no greater than two and one-half times the predicted steady-state failure rate.

     (d) Testing performed will provide verification of operability as completely as possible with current manufacturing test capabilities. This will include verification of performance over ranges of design limits to assure operation in all possible field applications. Testing in a simulated use environment (test bed) will normally be included as one of the test steps. ************ ******** or Customer owned circuit packs returned for repair must be tested in a simulated use environment as part of the repair process. Returned circuit packs which are found to be operational upon their receipt will be tested under heat (120(Degree) F) to identify thermostatic devices which may have been the cause for return. Return and repair results data shall be made available to ************** or *************** agent or to Customer or Customer's agent. The effectiveness of simulated use environments or the manner of subsystem testing employed must have been verified as consistent with a full level system test. This verification must have been conducted initially and at periodic intervals as part of the periodic qualification discussed above. When internal machine diagnostics are used in the testing of systems, subsystems or Material shipped loose, the effectiveness of those diagnostics in the identification of defective Material must be verified initially and again as part of the periodic product qualification test.

     SECTION 26.02. Unless Company gives Supplier written notice to the contrary, Supplier shall notify Company when each installment of Material is ready for inspection and Company and its customer (i.e., ************* or one of the Customers) or its customer's agent shall be given reasonable opportunity to inspect the Material at any time prior to shipment under agreed upon Quality Program Specifications listed in Appendix I to the FSN Agreement, as may be changed from time to time with Supplier's written concurrence. Inspection or failure to inspect on any occasion shall not affect Company's rights under warranty or other provisions of this Supply Agreement. Supplier shall make available at no additional cost to Company, such production testing facilities, labor, data, specifications, procedures and such other documents, and assistance as necessary for Company and its customer or its customer's agent to perform the inspection. In addition, Supplier shall make available to Company and its customer or its customer's agent, at no additional charge, data obtained through Supplier's normal routines which show results of Supplier's inspection, tests and audits of Material as specified in the agreed upon Quality Program Specifications. Such data shall be sufficient to demonstrate that the Material meets all quality and reliability requirements.

     SECTION 26.03. Commitment to quality is a primary requirement of this Supply Agreement and as used herein shall mean conformance to the terms, conditions and specifications of this Supply Agreement. Supplier will ensure continued quality improvement in the Materials covered in this Supply Agreement. Supplier will demonstrate commitment to a "Quality Improvement Process" by providing:

              (i) a published statement of its quality policy signed by an officer of the Company;

              (ii) an established means of measuring and reporting customer satisfaction;

              (iii) a quality training and awareness program;

              (iv) a continuous Quality Improvement Process;

              (v) an established means of monitoring conformance to requirements for Material and/or Services; and

              (vi) an established in-coming "Material Quality Inspection
       Program".

     Further, Supplier shall implement and document a quality system(s) that meets the requirements in ISO 9000 and Bellcore documents, GR-1252-CORE, "Quality System Generic Requirements for Hardware", and TR-NWT-000179, "Quality System Generic Requirements for Software". Upon Company's written request, Supplier agrees to allow Company and its customer or its customer's agent to conduct on-site reviews at the Supplier's hardware manufacturing and software development facility(ies) to verify compliance with requirements. Supplier also agrees to develop corrective action plans for any quality system deficiencies that may be detected during these periodic on-site reviews, and submit these to the Company and its customer or its customer's agent within 30 days after the review. Further, Supplier agrees to use its commercially reasonable best efforts to implement these corrective action plans within six months after the review.

     SECTION 26.04. Supplier agrees to abide by and meet all applicable provisions of the Quality and Reliability Specifications in Appendix I to the FSN Agreement. Any existing or anticipated noncompliance by Supplier with such Specifications will be disclosed by Supplier to Company in writing on or before April 4, 1998, to enable Company to notify *************** thereof pursuant to the FSN Agreement. Such notice from Supplier shall include a written schedule pursuant to which Supplier shall cure such instances of noncompliance. To the extent Company's customer waives any obligation of Company to comply with such Specifications for a stated period of time under this FSN Agreement, Company agrees to waive such obligation for Supplier to comply under this Supply Agreement for the corresponding period of time. The parties acknowledge that the acquiescence by ************* or one of the Customers in or agreement to a schedule under which Supplier or Company shall cure any noncompliance shall not constitute a waiver by *************** or such Customer.


                                  ARTICLE XXVII

                                 Trouble Reports

     SECTION 27.01. Supplier acknowledges that ****** *********** must reduce its Access Subnetwork Trouble Report Rate by at least half within three years following the Beta Test Date ("Overall Objective"). Supplier's Material, as part of *************** FSN, will contribute to meeting this Objective. Supplier agrees to assist Company in supporting ***************** Overall Objective by providing reliability and other information, including but not limited to Failures in Time (FIT) Rates for Material, and will provide additional support and expertise which may contribute to the specification and achievement of **************** objectives if requested by Company, at no cost to Company.

                                 ARTICLE XXVIII

                               General FSN Support

     SECTION 28.01. The parties acknowledge that the FSN Agreement and concomitant Appendices contain performance obligations which are intended to be performed by Company and Supplier individually and, in some instances, Company and Supplier together. With respect to those obligations of the FSN Agreement and Appendices related to content and/or Material to be provided by Supplier, Supplier agrees to provide the same in a timely manner and to cooperate with and support Company generally in the provision to ********** *************** and the ************* Affiliates of the FSN.


                                  ARTICLE XXIX

                   Cooperative Project Development Management

     SECTION 29.01. Supplier agrees to participate with Company and *************** throughout the product life cycle to assure that all Material and services are delivered on time, and that they meet all requirements, including functionality, maintainability, quality and reliability. Supplier also agrees to assist Company with unbundling and testing work associated with the ASE to the extent required to make the ASE function with other vendor's equipment. Accordingly, a core management team comprised of representatives of Company, Supplier and *************** has been established. This core management team (or one or more subteams thereof) will review, assess and take corrective action, where appropriate, in the areas of project management, risk management and quality assurance. Supplier agrees it will actively participate on this team and share information with the team as required.


                                   ARTICLE XXX

                            Operating System Software

     SECTION 30.01. Material includes any software (operating program in machine readable form and related documentation or firmware) and storage media normally furnished with or embedded in the Material. Title, including copyright, shall remain in Supplier, and title to the software storage media shall follow title to the rest of the Material. For the life of the Material listed in this Agreement, Supplier grants to Company and any subsequent purchaser a nonexclusive license to use said software on the Material on which it was delivered. Company and any subsequent purchaser may copy the software for use on such Material with which it was originally delivered and for archival purposes, but shall not knowingly reproduce either the original software or make copies of the software for distribution to others. To avoid possible loss of Supplier Warranty, Company and any subsequent purchaser may not add to, delete from or modify the software in any manner without the written consent of Supplier. Any rejection by Supplier of a Company proposed change to the Software or failure by the Supplier to respond promptly to a Company proposed change shall be reviewed by the Executive Team within (10) working days. In the event the Executive Team fails to take action to the satisfaction of both parties within the ten (10) day period, either party may move to mediation as set forth in Article XCIII (Dispute Resolution). No changes, however extensive, shall alter Supplier's title to such original software. Title to any such modification or addition to the software shall remain in the entity which creates the modification or addition.


                                  ARTICLE XXXI

                    Maintenance of Operating System Software

     SECTION 31.01. Supplier agrees to promptly provide Company with any modifications, in object code form, to Operating System Software made by Supplier and normally furnished with or embedded in the material, where such modifications have been announced by Supplier to be generally available. During the Warranty Period, Supplier shall furnish such modifications at no charge or at a mutually agreed to price to Company. Modifications which are "bug fixes" shall be furnished at no charge to Company. After such Warranty Period, Supplier shall offer such modifications no later than sixty (60) calendar days prior to the public announcement by Supplier of such availability. Supplier shall promptly provide to Company, at no charge, any revisions to the associated documentation to reflect the modifications only if Company elects to upgrade. All such modifications shall be subject to all terms and conditions (including acceptance) of this Agreement. Company may incorporate the modifications into the pre-existing software in its possession for Company's own use, or continue using previous releases of the pre-existing software at Company's option.

     SECTION 31.02. Supplier agrees to make available, at Company's request, maintenance for at least two (2) previous releases of the software.

                                  ARTICLE XXXII

                              Product Documentation

     SECTION 32.01. Supplier agrees to furnish electronically, at no charge, one set of product documentation provided in Company format using Company templates including, but not limited to any technical marketing, planning or other literature, bulletins or documentation used to install, operate, support, trouble shoot, maintain and/or describe Supplier's Material, and any succeeding updates and/or changes thereto, as described in the technical specification. Company may use, reproduce, reformat, and distribute such product documentation. Any modification to documentation covering Material requires prior written approval of Supplier. Such approval shall not be unreasonably withheld.

     SECTION 32.02. Company agrees to reproduce Supplier's copyright notice contained in any documentation reproduced without charge by Company. For documentation which is reformatted or modified by Company, Company shall have the right to place only Company's own copyright notice on the reformatted or modified documentation. It is the intent of the parties that Company's copyright notice shall be interpreted to protect the underlying copyright rights of Supplier to the documentation to the extent such underlying rights are owned by Supplier. Company will provide Suppler recognition for the SDV Subsystem on all appropriate documentation.

                                 ARTICLE XXXIII

                                     Quality

     SECTION 33.01. Supplier warrants that all Supplier design, development, production and service of Material are ISO 9001 certified and commits to maintaining an acceptable rating in all the functions addressed by this certification. Supplier also warrants that all Supplier subcontracted manufacturing is periodically audited to ISO 9000 standards, Bellcore GR-1252-CORE "Quality System Generic Requirements for Hardware" and/or Bellcore TR-NWT-000179 "Quality System Generic Requirements for Software" and that consideration will be given to selecting subcontractors that have ISO compliant Quality systems whenever feasible. Supplier agrees to periodic Quality Systems Audits to be performed by Company, at Supplier's or its subcontractor's location(s), based on criteria defined in ISO 9001, Bellcore specification GR-1252-CORE and/or Bellcore specification TR-NWT-000179. Notification of audits will be given by Company to Supplier a minimum of 30 calendar days prior to such audit(s).

     SECTION 33.02. Supplier commits to establishing an end of the line Quality Assurance audit on Material by first shipment of fully released production Material. The focus of this audit shall be to replicate user application of Material as specified to Company's customer. Test and examination of Material under the quality audit shall be at an integration level sufficient to emulate Supplier's system application environment and shall include but is not limited to:

     (a) Exercising said Material at circuit pack level as described in Section 26.01(b).

     (b) Full operation of Material over a period of time sufficient to demonstrate quality and reliability objectives as mutually defined by Supplier and Company. It is the Supplier's option to meet the intent of these objectives with either a single Quality Assurance audit test or with multiple audit test steps necessary to demonstrate end Quality and Reliability objectives.

     (c) A system for monitoring of key primary and ancillary product functions and fault detection of material while under this test, as defined in the Supplier quality plan.

     Supplier agrees to perform a detailed failure analysis, down to the component level as a minimum, of all Material found defective through the Quality Assurance audit.

     Supplier agrees to review customer return (defect) data to insure that the scope of the Quality Assurance audit function, includes the requirement(s)/condition(s) under which the return failed.

     SECTION 33.03. Supplier commits to establishing a program of tracking return rates on production Material. All Material which is in operation shall be considered part of this tracking program. The return rate shall be defined as the number of confirmed failures divided by the total number of circuit packs installed in the field. For the purpose of this clause, the term "circuit pack" shall be used to define the lowest replaceable unit of Material supplied to Company.

     The goals for this program shall be based on Bellcore TR-TSY-000929 "Reliability and Quality Measurements System" requirements for circuit pack return rates. Any return rate found to be in excess of 1.5 times the expected value for returns shall be investigated fully. These return rates shall be calculated monthly for all circuit packs which are in use by the customer. The data will be distributed internally and to Company to drive corrective action. This data may also be made available to Bellcore and customer only by written authorization of Company.

     SECTION 33.04. Supplier agrees to provide a written corrective action plan to the Company if the field failure rate is in excess of the requirements outlined in section 33.03 above, or the end of the line quality audit reveals repetitive component level failures as described in section 33.02. At a minimum, such written corrective action shall address the following:

       a)     Incorporate the remedy in affected Material; and

       b) All subsequent shipments of Material will incorporate the required modification(s) correcting the problem and will be done at no additional charge to Company; and

       c) Repair and/or replace previously shipped Material that contains the same problem or trend. In the event that Company would incur costs due to such repair and/or replacement, including but not limited to labor and shipping costs, Supplier shall be notified in writing of such costs and Company and Supplier shall mutually agree on same, including methodology for repair or replacement, prior to Company incurring any expense for which it expects reimbursement. Supplier shall bear risk of in transit loss and damage for such repaired and/or replaced Material.

       In addition, Supplier shall maintain an action item register whereby complaints from the Company may be registered and tracked until closure.

       Supplier also agrees to maintain an internal corrective action system that seeks to monitor and react to all performance data available at Suppliers facility and its subcontractors. Emphasis shall be placed on early detection and prevention.

     SECTION 33.05. As part of a program of continuous improvement, Supplier agrees to initiate and maintain an internal quality plan which addresses all aspects of the quality program for Material. Contained within this plan shall be a series of key quality objectives as mutually agreed to by the parties, with assigned goals addressing long term reliability and quality. Performance to goals shall be measured on a regular basis. Goals shall be adjusted to be more aggressive as the collected data shows improvement.

     In addition, Supplier agrees to initiate a joint quality plan with Company addressing all aspects of the mutually agreed upon quality program. This plan shall be specific to the Material. Supplier agrees that the plan shall include commitments by Supplier to provide mutually agreed upon quality performance data to Company.

     SECTION 33.06. Prior to general availability of Material, Supplier shall submit two (2) production samples produced in a continuous ran on permanent production tooling to the Company's Product Management Organization or their designant for examination and subsequent approval by the Product Manager. Supplier shall not make any shipments under this Supply Agreement prior to approval of the production samples which shall be issued by Company in writing within thirty (30) calendar days of the receipt of samples. Unless specified otherwise in this Agreement, the Company shall have the option of retaining and paying for, or returning the samples to the Supplier.

     If production samples do not comply in all respects with specifications and drawings, Supplier shall have the option of resubmitting new samples or retrofitting existing samples at no cost to Company to correct the non-conformance. If such production samples are not submitted or retrofitted within sixty (60) calendar days during the first six (6) months after the availability of production Material or forty-five (45) calendar days during the second six (6) months, or thirty (30) calendar days thereafter of the date of Company's written notification to Supplier, Company shall have the right to terminate this Agreement without any cost or charge to Company whatsoever, including costs or charges incurred by Supplier in procuring equipment, Material and special tooling to perform any part of this Agreement, loss or profits or labor, and Materials expended in the production of samples. Company shall not consider Supplier in default unless there is evidence of repeated failure to meet these dates and only after notice in writing to Supplier. Upon receipt of such notice the Executive Team shall have ten (10) working days to meet before any action is taken by Company. In the event the Executive Team fails to take action to the satisfaction on both parties within the ten (10) day period, and subject to the provisions of Article XCIII (Dispute Resolution), either party may pursue its rights and remedies at law, equity or otherwise.

                                  ARTICLE XXXIV

                                Material Testing

     SECTION 34.01. In addition to any other tests to be requested by Company or as set forth in this Supply Agreement, the Supplier is responsible for the performance of standard factory production tests which, in the absence of any other testing requested by Company as set forth elsewhere in this Agreement, shall be deemed to be the final tests under this Agreement. Such tests shall be performed in accordance with the Supplier's normal testing and quality control procedures for Material of the type purchased here under in order to insure that the Material provided hereunder meets all applicable specifications. At the option of Company, the Supplier shall furnish a copy of its test plans and quality control procedures to Company prior to initiating any such testing and Company, at its expense, may witness any of the testing by giving prior notice to the Supplier. The Supplier also agrees to maintain detailed records of all such tests and to provide Company, if requested, with written results of these tests.

     SECTION 34.02. In the event that the Material fails to meet the applicable specifications and test requirements, the Supplier shall make the necessary adjustments or repairs and repeat the applicable tests. If, in the opinion of Company, the failure rates experienced during these tests become unsatisfactory, all shipments of like Material to Company shall be suspended unless otherwise authorized by Company.

     SECTION 34.03. If the Supplier is unable or unwilling to correct, at the Supplier's expense, any mutually agreed to deficiencies found during testing provided hereunder within ninety (90) calendar days of such discovery or such longer period as may be mutually agreed upon, Company, at its option, shall be relieved of all responsibilities under this Supply Agreement except for payment, as specified in this Agreement, for any Material that has been received by Company and has satisfactorily passed all applicable tests. Prior to any action as stated above, written notice shall be given to Supplier. Upon receipt of such notice, the Executive Team shall have ten (10) working days to meet before any action is taken by Company. In the event the Executive Team fails to take action to the satisfaction of both parties within the ten (10) day period, and subject to the provisions of Article XCIII (Dispute Resolution), either party may pursue its rights and remedies at law, equity or otherwise.

                                  ARTICLE XXXV

                               Engineering Changes

     SECTION 35.01. Any change that Supplier proposes to the Material furnished hereunder and the documentation related thereto that would impact upon (a) reliability, (b) the Material specifications, or (c) form, fit, or function requires the approval of Company, as outlined in the Engineering Change Control Procedures set forth in Attachment E. Notwithstanding the requirements of Attachment E, any rejection by Company of a Supplier proposed change to Material, shall be reviewed by the Executive Team within ten (10) working days. In the event the Executive Team fails to take action to the satisfaction of both parties within the ten (10) day period, either party may move to mediation as set forth in Article XCIII (Dispute Resolution). The Supplier shall forward such proposed change to Company, at least thirty (30) calendar days prior to the proposed effective date for those cases where an extremely unsatisfactory condition requires immediate action, in which case Supplier shall promptly advise Company. Supplier shall at the time of notification, provide Company with
(a) a product change number, (b) a description of such change, (c) the reason for such change, (d) a classification of such change in accordance with the change classifications below, (e) a description of the impact of such change upon (1) reliability, (2) the equipment's specifications, and (3) form, fit, or function; (f) proposed price impact, if any, for B, and (g) proposed effective date for such change and recommended implementation schedule therefore.

     SECTION 35.02. Any change in Material shall be classified into one of the following two classes:

       "A" Changes which are needed to correct inoperative electrical or mechanical conditions, or extremely unsatisfactory operating maintenance conditions, or conditions which result in safety hazards, and which are judged severe enough to have to made to all Material in process, stock, or installed. (Any conditional application criteria to be specified in the change notification document.)

       "B" Changes which are sufficiently important to justify their application to Material being manufactured (as soon as reasonably possible), and which are recommended for application to existing installations in the field. Examples of this class of change may include, but are not limited to:

              (a) Providing new features that directly affect subscriber service.

              (b) Providing design improvement which result in better service capabilities, longer life or improved transmission margins.

              (c) Providing changes in design which result in important cost savings to Supplier or Company.

              (d) Conditions of mandatory nature, for example, the fulfillment of federal registration or future compatibility requirements, or for conditions of sufficient importance to be intended for universal application (change to be shown as "recommended"). The final classification of any product change proposed by Supplier will be by mutual agreement between Supplier and Company.

     SECTION 35.03. For Class A changes, Supplier shall, pursuant to the provisions of this Agreement governing repair or replacement of Material under warranty, replace or modify, at no charge, all affected Material furnished hereunder and documentation related thereto. Supplier shall supply relevant documentation to Company for all Class A changes. Supplier shall propose a schedule for the application of these changes at all equipment locations which shall not exceed one (1) year from date of the change notice. This schedule shall be mutually agreed upon by Company and the Supplier.

     SECTION 35.04. If Company, at Supplier's request in writing, implements Class A changes, all reasonable costs incurred by Company shall be reimbursed by Supplier, net thirty (30) calendar days of receipt of invoice. Supplier shall be notified in writing of such costs and Company and Supplier shall mutually agree on same, including methodology for repair or replacement, prior to implementation of change(s).

     SECTION 35.05. For Class B changes, Supplier shall first notify Company of the exact nature of the change. Details on the proposed implementation procedure for Material which is being or will be manufactured shall be discussed with Company. Company shall, at its option, determine if Material previously shipped will be replaced or modified. Should such replacements or modifications be deemed necessary, Supplier shall, pursuant to the provision of this Agreement governing repair of Material not covered under warranty, make arrangements for the necessary Material replacement or modification at prices and schedules to be mutually agreed upon by Company and the Supplier prior to implementation. Documentation related thereto shall be provided by Supplier as specified for Class A above.

     SECTION 35.06. Company shall provide Supplier sixty (60) calendar days to one hundred eighty (180) calendar days prior written notice of all Engineering Changes that Company may request for incorporation into the Material. For a service affecting defect, a corrective action plan shall be implemented by Supplier within twenty-four (24) hours of being notified of such defect. Supplier shall have thirty (30) calendar days to reply to the feasibility of the requested Engineering Changes; if not feasible, Supplier will inform Company of reason(s); if feasible, Supplier shall provide a quote of not less than thirty
(30) calendar days duration, on cost to be incurred by Company should Company request supplier to implement change(s).

     SECTION 35.07. To assist Company in determining the amount of the equitable adjustment, the Supplier agrees to make available to Company pricing data required by Company to accomplish the end. If the cost of supplies or materials made obsolete or excess as a result of such change is included in the Supplier's claim for adjustment, Company shall have the right to prescribe the manner of disposition of such supplies or materials. Any claim for adjustment under this clause must be asserted within thirty (30) calendar days from the date the change is ordered. However, if Company determines that the facts justify such action, it may receive, consider and adjust any such claim asserted at any time prior to the date of final payment. Nothing contained in this clause shall excuse the Supplier from proceeding with the work so changed.

     SECTION 35.08. Change Induced Problems. If, after any engineering or any other change by Supplier, Company determines and notifies Supplier that Material or Parts do not operate in accordance with the specifications or fail to meet any agreed upon acceptance test procedure, Supplier will evaluate any defective Material or Part after their receipt and will notify Company of the result of its evaluation and, if needed, its corrective action plan, within ten (10) calendar days.

     SECTION 35.09. Parts Obsolescence. In the event that any engineering or other change made by Supplier obsoletes any Parts purchased by Company, Supplier will notify Company in writing, and will, at Supplier's expense, replace the obsolete parts or reimburse Company its costs (including original delivery costs) for such Parts. At Supplier's option and expense, Company will return obsolete Parts which have been replaced (or for which Company has been reimbursed) by Supplier.

     SECTION 35.10. Change Documentation. During the term of this Agreement, and thereafter as long as Parts are made available, Supplier will, at its expense, provide Company with a copy of each Engineering Change Order (ECO), Field Retrofit Orders (FRO) or like documentation issued with respect to the operation or maintenance of the Material. Documentation will include: the type and scope of the change, technical documentation covering the reason or the change, part logistics (delivery, rework, stocking, and reclamation), necessary software patches and time frames for implementation. Copies will be provided to Company as soon as practicable, but no later than ten (10) calendar days after the issuance by Supplier.

     SECTION 35.11. Field Retrofit Orders (FRO). FROs are modifications to installed Material required to: meet safety requirements, assure proper operation, and/or assure that the Material meets its specifications. Supplier will, at its expense, provide Company with any Parts and instructions necessary to implement any FRO issued by it during the term of this Agreement, and thereafter as long as Parts are made available under this Agreement. Supplier will reimburse Company for Company's labor for each FRO installed by Company, at a rate mutually agreed to in advance of action taken by Company and Supplier.

     SECTION 35.12. Epidemic Failures. Supplier warrants that Material and Parts will comply with the failure rate and/or reliability requirements set forth in the specifications. Claims for non-compliance will be established from Company's service records for the Material and by showing that the average failure rate of the monitored Material is not in conformance with the specifications. In the event of noncompliance, Supplier will (a) correct the cause on all Material and Parts to be shipped thereafter and (b) repair or replace all Material and Parts within the Warranty period or, alternately, at Supplier's option, will pay Company its costs of remedying the non-compliance. Company and Supplier shall mutually agree on such costs, including methodology for repair or replacement, prior to Company incurring any expense for which it expects reimbursement.

     SECTION 35.13. When not inconsistent with the other provisions of this Article, Company shall issue EC/CAR in writing to notify Supplier of unsatisfactory conditions or performance of Material which Company believes requires a change in the design, manufacturing process or installation and engineering instructions. Supplier shall provide a written acknowledgment to Company within 10 working days stating that Supplier has received and will act on the EC/CAR. Supplier shall provide a written final report to each EC/CAR within 90 days or for design related conditions within 120 days of receipt of such EC/CAR. This report shall include a plan for resolving the EC/CAR and an estimated schedule for implementing the plan. To the extent not inconsistent with this Supply Agreement, Supplier agrees to administer EC/CAR in accordance with Bellcore Technical Reference TR-EOP-000230, Guidelines for Engineering Complaints and Operational Trouble Reports. Nothing herein shall limit Supplier's obligations under Article XXXV (Engineering Changes) and
Article XVII (Warranties) of this Supply Agreement.


                                  ARTICLE XXXVI

                              Process Certification

     SECTION 36.01. Company has the right to review, evaluate and recommend Supplier's parts and supplies and Supplier's sources for parts and supplies. If Supplier accepts Company's recommendation and this recommendation impacts previously agree-to unit prices, such prices shall be negotiated and mutually agreed to.

     SECTION 36.02. In regard to Supplier's and its subcontractors manufacturing processes, and with advance notice to Supplier, Company also reserves the right to perform periodic quality surveys, evaluations and recommendations, including, but not limited to, analyses of each manufacturing or assembly position for acceptability of procedures, equipment calibration, and operator performance, as well as evaluation of quality control/quality assurance and data collection and analysis procedures.

     SECTION 36.03. Supplier shall conduct appropriate incoming inspection of components in accordance with its ISO Certification standard practices. Such practices may be modified from time to time to address specific conditions as requested by Company. Such modifications and any increases or decreases to price resulting from such modifications shall be mutually agreed upon.

                                 ARTICLE XXXVII

                                     Packing

     SECTION 37.01. All Material and Parts will be packed by Supplier at no charge and in accordance with Bellcore Spec. TRNWT 000063 Iss. 5, generally accepted industry standards, which are equal to or better than National Motor Freight Classification (NMFC) 100 series, as well as other requirements set forth in the specifications. All electronic plug-ins shipped separately from their associated frames or mountings must be packaged using Electrostatic Shielded Packaging. Electrostatic Shielded Packaging is defined herein as packaging that meets the applicable requirements for 'ELECTROSTATIC SHIELDING TYPE' packaging as prescribed in Electronic Industries Association (EIA) Interim Standard IS-5-A ('Packaging Material Standards for ESD Sensitive Items'). Supplier will package Parts individually (except for small Parts, such as screws) with appropriate protective Material to guarantee safe arrival (e.g., plug-in boards should be in static controlled packing or padded cartons). Bulk packaging of Material and Parts is acceptable if agreed to by both parties. Each box will contain Material or Parts ordered under a single Purchase Order, but multiple boxes may be placed in a larger container. Supplier will, when so requested by Company and without additional charge, provide and affix to each Material packaging, bar code labels as Company will specify. At Supplier's request, Company will provide pre-printed sensitive bar code labels for Supplier's use.


                                 ARTICLE XXXVIII

                                 Purchase Orders

     SECTION 38.01. Purchase orders issued under this Agreement shall be sent to the following address:

                           BroadBand Technologies, Inc.
                           4024 Stirrup Creek Drive
                           PO Box 13737
                           Research Triangle Park, NF 27709-3737
                           Attn:  Customer Logistics Department

     SECTION 38.02. Purchase orders shall specify: (a) description of Material, inclusive of any numerical alphabetical identification referenced in the price list in this Agreement, (b) ship date, (c) applicable price, (d) location to which the Material is to be shipped and (e) location to which invoices shall be sent for payment and mode of transportation (i.e. carrier choice, etc.). The printed terms appearing on a Purchase Order and the standard terms appearing on an electronic Purchase Order shall be ineffective. Purchase orders issued under this Agreement shall be deemed to have been accepted by Supplier upon the occurrence of the earliest of:
(1) expiration of ten (10) calendar days from the date of issuance of the Purchase Order; (2) Supplier's written acceptance of the Purchase Order (acknowledgment copy); (3) shipment of the Material; (4) commencement of performance of the services covered by the Purchase Order; or (5) submission of Supplier's first invoice for currently installed Material or the continuation of services currently being performed. Notwithstanding the above, Purchase Orders issued by Company prior to general availability of Material may be rejected by Supplier for reasonable cause.

     SECTION 38.03. Supplier agrees that Company may issue Purchase Orders via facsimile, or hard copy Electronic Data Service (EDS). All Purchase Orders shall reference and be subject to the terms of this Agreement. All Purchase Orders sent via facsimile or electronically shall be transmitted to telephone number 919-544-5246 or such other number as Supplier may specify by written notice to the Company. Supplier agrees to accept facsimile Purchase Orders, pursuant to this Agreement, and Company shall not be required to transmit hard copies of such Purchase Orders to Supplier.


                                  ARTICLE XXXIX

                        Electronic Data Interchange (EDI)

     SECTION 39.01. On mutual agreement of the parties, Supplier and Company will use electronic means of issuing Purchase Orders, acknowledgments, Purchase Order changes, invoices, ship notices, or such other purchasing communications as may be agreed upon by Supplier and Company for transactions under this Agreement ("Electronic Data Interchange" or "EDI").


                                   ARTICLE XL

                                 Order Placement

     SECTION 40.01. Supplier agrees to limit its acceptance of Purchase Orders for Material placed against this Agreement to Purchase Orders placed from Company's Omaha Works Procurement Organization and Company's Network Systems Manufacturing Organization, North Andover, MA. If, during the terms of this Agreement, Supplier receives Purchase Orders from Company locations other than as stated above, Supplier agrees to notify the individual shown below as soon as possible for action to be taken on such Purchase Order(s).

                  Lucent Technologies Inc.
                  Merrimack Valley
                  1600 Osgood Street
                  North Andover, MA 01845-1043
                  Attn:   Edward J. Dubliel
                          MA0940 Room 30-MZC-7
                  Tel:    (508) 960-4020

     SECTION 40.02. Company agrees that Supplier shall not be in breach of this Agreement for failing to accept Purchase Orders from other locations. All Purchase Orders shall clearly state the location from which the Purchase Order is issued and the Supplier shall rely on such statement without any obligation to investigate.


                                   ARTICLE XLI

                                   Rejections

     SECTION 41.01. If Company rejects any or all of the Material not conforming to specifications and/or drawings covered by this Agreement, and after a cure period of sixty (60) calendar days from first production shipment of Material during the first year of the Agreement, or a thirty (30) calendar days cure period thereafter, Supplier is unable to remedy, Company may, in addition to all its other rights at law or equity, exercise one or more of the following: (1) return rejected material for full credit at the price charged, or (2) accept a conforming part of any shipment; or (3) consider this Agreement breached to the extent of the quantity rejected on the Purchase Order involved; or (4) have rejected Material replaced by Supplier at the purchase price stipulated in this Agreement.


                                  ARTICLE XLII

                                 Type Approvals

     SECTION 42.01. Supplier will support Company's efforts to obtain Type Approvals by providing Company with such documentation, information and technical assistance as may be reasonably requested by Company to support Company's application(s) for Type Approvals.

                                  ARTICLE XLIII

                                Electrical Safety

     SECTION 43.01. All Material furnished under this Supply Agreement which is designed for connection to an external power source shall contain at least a three (3) prong plug and the equipment and plug shall be labeled to evidence an Underwriters' Laboratories catalog listing.

                                  ARTICLE XLIV

                             Continuing Availability

     SECTION 44.01. With respect to Material to be provided to ************** under the FSN Agreement, Supplier agrees to offer for sale to Company, during the term of this Agreement and for at least one year after the expiration of this Agreement and Material conforming to the technical specifications set forth in this Agreement. Supplier further agrees to offer for sale to Company, during the term of this Agreement and until five years after the expiration of this Agreement, Parts which are functionally equivalent and identical in form and fit for the Material covered by this Agreement. With respect to Material to be provided to Customers pursuant to Company's Obligations, Supplier agrees to offer for sale to Company, during the greater of the term of this Agreement or one year after the notice of Discontinuance of such Material pursuant to Article LIX and Supplier further agrees to offer for sale to Company during the greater of the term of this Agreement or five years after the Discontinuance of such Material pursuant to Article LIX, Parts of which are functionally equivalent and identical in form and fit for such Material. The price for the Material and Parts shall be the price set forth in Supplier's then current agreement with Company for said Material or Parts or, if no such agreement exists, at a price agreed upon by Company and Supplier. If the parties fail to agree on a price, the price shall be a reasonably competitive price, for said Material or Parts at the time for delivery. The Material and parts shall be warranted as set forth in
Article XVII (Warranties).

     SECTION 44.02. In the event Supplier fails to materially supply such Material or Parts and Supplier is unable to obtain another source of supply for Company, then such failure or inability shall be considered noncompliance with this Article and Supplier shall provide Company with the technical information or any other rights required so that Company can manufacture, have manufactured or obtain such Material or Parts from other sources. In any event when Company assumes manufacturing rights of Material as provided for in this clause, the Executive Team shall be given 10 working days to meet and agree on compensation to Supplier, as appropriate, for such right. In the event the Executive Team fails to take action to the satisfaction of both parties within the 10-day period, either party may move to mediation as set forth in Article XCIII (Dispute Resolution).

     The technical information includes, by example, and not by way of limitation: (a) manufacturing drawings and specifications of raw materials and components comprising such Material or Parts, (b) manufacturing drawings and specifications covering special tooling and the operation thereof, (c) a detailed list of all commercially available material or Parts and components purchased by Supplier on the open market disclosing the material or part number, name and location of the Supplier and price lists for the purchase thereof, and
(d) one complete copy of the source code used in the preparation of any software licensed or otherwise acquired by Company from Supplier under this Agreement.


                                   ARTICLE XLV

                                Technical Support

     SECTION 45.01. Company shall be entitled to ongoing technical support, including field service and assistance, provided, however, that the availability or performance of this technical support service shall not be construed as altering or affecting Supplier's obligations as set forth in Article XV or elsewhere provided for in this Agreement.

     SECTION 45.02. For the first twenty-one (21) months from January 1, 1998, technical support via telephone will be provided at no charge and Supplier's field service technical support services shall be provided to Company at no charge, including emergency on-site twenty-four (24) hour technical assistance. After the twenty-one (21) month period, and for a period of no less than five
(5) years after the expiration of this Agreement, charges for field service technical support via telephone or on-site, will be as shown in Attachment C.

     SECTION 45.03. If requested, Supplier agrees to provide on-site support at no charge to Company (i) for the Beta Test and first service application of Material in geographic areas defined by Company, and (ii) for the first service application of each new release. Otherwise, technical support shall be billable at supplier's then current rates. Supplier's on-site support obligations shall extend to each of *************** geographic areas and, with respect to Customers, to one geographic area per Customer.

     SECTION 45.04. Video Administration Module (VAM) support will be provided by BBT. VAM support includes but is not limited to technical support and training.

     SECTION 45.05. Telephone technical support response time will be as follows. Supplier's normal work hours (8AM to 6PM) Eastern time, Monday thru Friday, excluding holidays. Response time is fifteen (15) minutes. For all other hours, target response time is within fifteen (15) minutes but no longer that thirty (30) minutes.

     SECTION 45.06. With respect to technical support for newly introduced Broadband products and services and for Broadband products and services for which Company has not, using commercially reasonable efforts, developed technical support expertise and with respect to level 3 technical support for all products, in return for Company's responsibility for and execution of any activities on behalf of Supplier related to technical support, Supplier agrees to either monetarily reimburse Company or supply the appropriate resources (i.e., personnel) to assist Company and thereby offset Company's expenses incurred in performing such activities. These costs and expenses will be derived through mutual negotiation between the involved parties and shall be reasonable. The parties shall work together to identify products and services covered by this Section, and, to the extent considered by Company to be commercially reasonable, Company will attempt to develop the expertise needed to provide level 1 and level 2 technical support for such products and services.


                                  ARTICLE XLVI

                                 FSA/ICA Support

     SECTION 46.01. In the event Supplier is not installing the Material, and if requested by Company, Supplier agrees to make available at the installation site, without charge, a field engineer(s) to render installation and cut-over assistance as requested by Company and as defined below.

     SECTION 46.02. ************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

********************************************************************************
**************************************************************************.

     SECTION 46.03. *************************************************
********************************************************************************
*******************************************************************************.

     SECTION 46.04. Additional Supplier FSA/ICA support to be mutually agreed to, shall be at a cost as defined in Attachment C, unless mutually agreed to in advance, in writing.

     SECTION 46.05. Company will make a reasonable effort to notify Supplier, in writing, at least 90 calendar days in advance of each FSA/ICA.


                                  ARTICLE XLVII

                                    Training

     SECTION 47.01. If requested by Company, Supplier will, for internal Company use, conduct training classes on Material, at no charge to Company as follows:

     (a) Provide instructors and the necessary instructional modules, or manuals and material both electronically and in paper copy in Supplier's standard format and any succeeding updates and/or changes there to train up to 10 of Company's personnel in the Supplier's offered course. The classes shall be conducted upon at least 30 calendar days advance notice in writing at reasonable intervals at locations agreed upon by Supplier and Company, and each class should ordinarily have three or four participants.

     (b) In addition, provide, on Supplier's premises, Training Certification classes for up to 12 Company instructors, 6 in Planning and Engineering and 6 in the Maintenance and Operations courses. Supplier recommends limiting each class to three individuals. Trainer Certification if comprised of a three-day technical class followed immediately with a two-day trainer certification class. Up to two classes will be available per calendar quarter.

     SECTION 47.02. Company agrees to pay Supplier three percent of actual revenue received from Company's customer training classes TR-4661 and TR-4662 or any future additional or similar type of course(s) developed during the period of time this Agreement is in effect. Company will develop a specific revenue tracking mechanism to determine the accuracy of the training revenues applicable to Supplier. Supplier shall invoice Company by the end of each calendar quarter for the previous three months of activity, not inclusive of the month of the date of invoice.


                                 ARTICLE XLVIII

                                     Marking

     SECTION 48.01. All Material furnished under this Supply Agreement shall be marked for identification purposes in accordance with the specifications set forth in this Agreement and as follows:

     (a) with Supplier model/series number;

     (b) with month and year of manufacture;

     (c) markings in accordance with the requirements outlined in Technical Reference 52001, dated October 1985 and Bellcore Documents #TR-STS-000485, TR-STS-000383, TR-ISD-000325, TR-TSY-000081, and KS-23490, as amended from time to time;

     (d) Company comcode numbers; and

     (e) Warranty Eligibility System (WES) (Attachment F).

     SECTION 48.02. In addition, Supplier agrees to add any other identification which might be requested by Company. Charges, if any, for such additional identification marking shall be as agreed upon by Supplier and Company prior to the implementation of any such change. This clause does not reduce or modify Supplier's obligations under Article LX (Identification).


                                  ARTICLE XLIX

                     Bar Code Shipping and Receiving Labels

     SECTION 49.01. Supplier shall at its sole expense place Company's specified bar code labels on all shipping packages and containers for the material shipped under this Agreement. Such bar code labels and the placement thereof shall meet the requirements shown in the document "Bar Coding with Lucent Technologies-How To Get Started" (May 1, 1996) (a copy of which Supplier has in its possession). Company may change such specification upon written notice to Supplier and Supplier shall comply with such changes.

                                    ARTICLE L

                                Emergency Service

     SECTION 50.01. In addition to the Material replacement provisions set forth in Article XVII (Warranties) and Article XIX (Repairs Not Covered Under Warranty), Supplier agrees, in the event of an emergency out-of-service or a dead on arrival (DOA) condition caused by Material furnished under this Supply Agreement to ship on a best effort basis, replacement Material up to two units at a time, within 24 hours of verbal notification only by Company or an authorized representative of Company. Such notification must identify the unit(s) to be replaced by model number and serial number, and identify if such unit(s) are covered either under warranty or under a maintenance agreement with Supplier. Company agrees to follow up the verbal notification with a written confirmation by telefax within 24 hours. In order to schedule shipment of replacement Material, Company may call Supplier at 800-736-4228 requesting Technical Services. This service will be available 24 hours a day, seven days per week. Supplier will respond to such calls within two hours of placement.

     SECTION 50.02. If defective or nonconforming Material under warranty is not returned to Supplier by Company in thirty (30) calendar days subsequent to Company's receipt of replacement Material under this Article, it is understood that Supplier shall have the right to invoice Company at the price set forth in Supplier's then current agreement with Company for said Material or, if no such agreement exists, at a price agreed to by Supplier and Company.


                                   ARTICLE LI

                              Variation in Quantity

     SECTION 51.01. Company assumes no liability for Material produced, processed or shipped in excess of the amount specified in this Supply Agreement or in a Purchase Order issued pursuant to this Supply Agreement. However, should an overshipment occur, Company will use reasonable efforts to return such Material to Supplier, at Supplier's expense.

                                   ARTICLE LII

                                    Shipping

     SECTION 52.01. Supplier shall do the following: (1) ship the Material covered by this Supply Agreement or a Purchase Order complete unless instructed otherwise, (2) ship to the destination designated in the Supply Agreement or Purchase Order, (3) ship according to routing instructions given by Company, (4) place the Agreement and Purchase Order number on all subordinate documents, (5) enclose a packing memorandum with each shipment and, when more than one package is shipped, identify the package containing the memorandum, (6) mark the Purchase Order number on all packages and shipping papers and (7) not ship Material five working days earlier or five working days later than the agreed-upon shipment date without Company's prior written authorization. Adequate protective packing shall be furnished at no additional charge. Shipping and routing instructions may be furnished or altered by Company verbally. If Supplier does not make a reasonable effort to comply with the terms of Article LIII (FOB) or Purchase Order or with Company's shipping or routing instructions, Supplier authorizes Company to charge back to Supplier any increased cost incurred by Company as a result of Supplier's failure to comply. Company agrees to review each shipment upon receipt for contents and advise Supplier within 15 calendar days of any deficiencies.


                                  ARTICLE LIII

                                       FOB

     SECTION 53.01. The Material shall be shipped FOB Supplier's factory--Freight prepaid and billed as a separate item unless directed otherwise by Company.


                                   ARTICLE LIV

                                    Invoicing

     SECTION 54.01. Supplier shall (a) render original invoices in duplicate, or as otherwise specified in this Agreement, showing Agreement number, Purchase Order number, through routing and weight, (b) render separate invoices for each shipment within 24 hours after shipment and (c) mail invoices with copies of bills of lading and shipping notices to the address shown on this Agreement or the Purchase Order. If prepayment of transportation charges is authorized, Supplier shall include the transportation charges from the FOB point to the destination as a separate item on the invoice stating the name of the carrier used. No minimum billing charges are permitted unless expressly authorized in the Agreement. If Company requests and Supplier accepts a return of Material, Company shall be subject to a maximum restocking charge, if applicable, of five percent of the list price of Material returned.


                                   ARTICLE LV

                             Title and Risk of Loss

     SECTION 55.01. Title and risk of loss and damage to Material purchased by Company under this Agreement or a Purchase Order issued pursuant to this Agreement shall vest in Company when the Material has been delivered at the FOB point. If Supplier is expressly authorized to invoice Company for Material upon shipment or prior to the performance of additional services, title to such Material shall vest in Company upon payment of the invoice.


                                   ARTICLE LVI

                       Monthly Order and Shipment Reports

     SECTION 56.01. Supplier agrees to render monthly order and shipment reports as applicable, on or before the tenth working day of the succeeding month containing the information required on a mutually agreed to form.


                                  ARTICLE LVII

                               Invoicing For Stock

     SECTION 57.01. If Company requests, for reasons other than covered by Article LXXIX (Force Majeure), that shipment be postponed beyond the date shown on a Purchase Order, Supplier may invoice Company as of the original scheduled delivery date for Material manufactured under this Agreement, if it has been inspected and approved by Company's Product Management Organization or its authorized agent, within five (5) working days after notification, (provided inspection has been specified in this Agreement or in a Purchase Order issued under this Agreement). If inspection is not completed within five (5) working days, Supplier may invoice Company in accordance Article LIV (Invoicing) of this Supply Agreement.

                                  ARTICLE LVIII

                            Storage of Paid for Stock

     SECTION 58.01. All Material invoiced to Company in accordance with Article LVII (Invoicing for Stock) shall be marked conspicuously as Company's property, and safely stored by Supplier separately from other Material stocks, without charge to Company for a period of sixty (60) days, and shall be shipped out as ordered by Company. Supplier assumes responsibility for any loss or damage to such Material while stored by Supplier. Beyond the sixty (60) days, charges to Company shall be mutually agreed to. Supplier shall advise the Company in writing of any removal of the Material from one building to another, or from one part of the same building to another and shall give such advance notice as may be requested by the Company. Supplier agrees upon request by Company, to execute and deliver to Company a bill of sale evidencing the conveyance of such Material, free from liens and encumbrances, together with any other document such as a bailment agreement, warehouse receipt, lease (or storage space), mortgage, deed of trust, or surety bond as Company may deem necessary to secure title in such Material as against third parties, all of which documents shall be in a form acceptable to Company.


                                   ARTICLE LIX

                           Discontinuance of Material

     SECTION 59.01. In the event the Supplier should discontinue manufacturing any Material, Supplier will provide Company:

       (a)    At least twelve (12) months prior notice of discontinuance; and

       (b) The opportunity to place an End of Life Purchase Order for discontinued Material which Supplier will accept during the notice period as set forth in subsection (a) of this Article; and

       (c) Supplier will accept delivery schedules for such Material up to six (6) months after such End of Life Purchase Order.

                                   ARTICLE LX

                                 Identification

     SECTION 60.01. Neither Supplier nor Company shall, without prior written consent of the other, which shall not be unreasonably withheld, engage in advertising, promotion or publicity related to this Agreement, or make public use of any Identification in any circumstances related to this Agreement. "Identification" means any copy or semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other product, service or organization designation, or any specification or drawing of the other party or its affiliates, or evidence of inspection by or for any of them. Supplier shall remove or obliterate any Identification prior to any use or disposition of any material rejected or not purchased by the Company, and, shall indemnify, defend and save harmless Company and its affiliates and each of their officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) arising out of Supplier's failure to comply with this clause.


                                   ARTICLE LXI

                                    Insignia

     SECTION 61.01. If requested by Company in writing and agreed to by Supplier, "Insignia", including certain trademarks, trade names, insignia, symbols, decorative designs or packaging designs of Company or evidences of Company's or Company's agent's inspection, will be properly affixed by Supplier to the Material furnished or its packaging. Company shall retain all right, title and interest in any and all packaging designs, finished artwork and separations furnished to Supplier. Nothing in this Article shall be deemed to apply to the SDV Subsystem, which shall be marked with Supplier's brand identity and which shall include Supplier's FLX(C) trademark. This clause does not reduce or modify Supplier's obligations under Article LX (Identification) and Article LXII (Confidentiality). Material rejected or not purchased by Company which utilized such Insignia shall have all such Insignia removed prior to any sale, use or disposition thereof. Supplier agrees to indemnify and hold Company harmless from any claim, loss or damage arising out of Supplier's failure to do so.

                                  ARTICLE LXII

                                 Confidentiality

     SECTION 62.01. All Information ("Information") means proprietary specifications, designs, plans, drawings, software, data, prototypes or other business and/or technical information) provided by either Party to the other under this Agreement shall be held in confidence by the receiving Party; shall be used only for the purpose of performing acts and obligations required by this Agreement; shall be reproduced only to the extent necessary for that purpose; and shall not be disclosed by the receiving Party without the prior written approval of the disclosing Party. The receiving Party may, however, disclose the Information to its employees, consultants and contractors with a need to know; provided, that the receiving Party binds those employees, consultants and contractors to terms at least as restrictive as those stated herein, advises those employees, consultants and contractors of their confidentiality obligations, and indemnifies the disclosing Party for any breach of those obligations. Information shall be subject to the restrictions in this section if it is in writing or other tangible form, only if clearly marked as proprietary when disclosed to the receiving Party; or, if not in tangible form, is of a nature that a reasonable person would conclude is confidential Information, and the Information is reduced to writing clearly marked as proprietary, with a copy of the writing being furnished to the receiving Party within thirty (30) days of the disclosure of the intangible information, and with the writing containing a notice that the information was previously provided in intangible form. These restrictions on the use or disclosure of Information shall not apply to any
Information: (i) which is independently developed by or for the receiving Party;
(ii) which is lawfully received free of restriction from another source; (iii) after it has become generally available to the public without breach of this Agreement by the receiving party; (iv) which at the time of disclosure to the receiving Party was known to that Party free of restriction as evidenced by documentation in that Party's possession; (v) which the disclosing Party agrees in writing is free of such restrictions; or (vi) which the receiving Party is required to disclose under applicable laws, rules and regulations, provided that the receiving Party shall first notify the disclosing Party of such required disclosure and afford the disclosing party the opportunity to seek a protective order relating to such disclosure. All Information shall remain the property of the disclosing Party and shall be returned upon written request or upon the receiving Party's determination that it no longer has a need for such Information. The receiving Party may retain one copy of all written materials returned to provide an archive record of the disclosure.

                                  ARTICLE LXIII

                             Supplier's Information

     SECTION 63.01. Supplier shall not provide under, or have provided in contemplation of, this Agreement any idea, data, program, technical, business or other intangible information, however conveyed, or any document, print, tape, disc, semiconductor memory or other information-conveying tangible article, unless Supplier has the right to do so.


                                  ARTICLE LXIV

                              Compliance With Laws

     SECTION 64.01. Each party and all persons furnished by each party shall comply at their own expense with applicable Federal, state, local and foreign laws, ordinances, regulations and codes, including those relating to the use of chlorofluorocarbons, and including identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections, in performance under this Agreement or a Purchase Order. Supplier agrees to indemnify, defend and save harmless Company, its affiliates, and their customers and each of their officers, directors and employees from and against losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from any failure to do so.


                                   ARTICLE LXV

                                      Taxes

     SECTION 65.01. Company shall reimburse Supplier only for the following tax payments with respect to transactions under this Agreement unless an exemption applies: state and local sales and use taxes, as applicable. Taxes payable by Company shall be billed as separate items on Supplier's invoices and shall not be included in Supplier's prices. Company shall have the right to have Supplier contest any such taxes that Company deems improperly levied at Company's expense and subject to Company's direction and control.


                                  ARTICLE LXVI

                         Government Contract Provisions

     SECTION 66.01. The following provisions regarding equal opportunity, and all applicable laws, rules, regulations and executive orders specifically related thereto, including applicable provisions and clauses from the Federal Acquisition Regulations and all supplements thereto are incorporated in this Agreement, for as long as such provisions shall be in force and effect, as they apply to work performed under specific U.S. Government contracts: 41 CFR 60-1.4, Equal Opportunity; 41 CFR 60-1.7, Reports and Other Required Information; 41 CFR 60-1.8, Segregated Facilities; 41 CFR 60-250.4, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (if in excess of $10,000); and 41 CFR 60-741.4, Affirmative Action for Disabled Workers (if in excess of $2500), wherein the terms "contractor" and "subcontractor" mean "Supplier". In addition, Purchase Orders placed under this Agreement containing a negotiation that the Material or services are intended for use under Government contracts shall be subject to such other Government provisions printed, typed or written thereon, or on the reverse side thereof, or in attachments thereto. Supplier may refuse or accept any such Purchase Order at Supplier's discretion.


                                  ARTICLE LXVII

                         Right of Entry and Plant Rules

     SECTION 67.01. Each party shall have the right to enter the premises of the other party during normal business hours with respect to the performance of this Agreement, subject to all plant rules and regulations, security regulations and procedures and U.S. Government clearance requirements as applicable. Each party shall provide safe and proper facilities for such purpose, and no charge shall be made for such visits. It is agreed that prior notification will be given when access is required.



                                 ARTICLE LXVIII

                                 Export Control

     SECTION 68.01. Supplier and Company assure each other that they do not intend to and will not knowingly, without the prior written consent of the United States Department of Commerce, transmit directly or indirectly:

     (a) any technical information or software furnished to either party; or

     (b) any immediate product (including processes, materials and services) produced directly by the use of the technical information or software furnished by either party; or

     (c) any commodity produced by such immediate product if the immediate product or the technical information or software furnished by either party is a plant capable of producing a commodity or is a major component of such plant, for as long as such applicable restrictions remain in effect;

to (i) Afghanistan, People's Republic of China, Iraq or to any Group Q, S, W, Y or Z country as listed in Supplement No. 1 to Part 770 of the Export Administration Regulations issued by the Department of Commerce, or (ii) any citizen or resident of any of the aforementioned countries. Each party agrees to promptly inform the other party in writing of any such written consent issued by the Office of Export Administration.

     SECTION 68.02. Each party assures the other that it will not transmit, directly or indirectly, any information or software furnished hereunder or any portion hereof, without the prior written consent of the other party, to any country outside of the United States.

     SECTION 68.03. The parties understand that the obligations under this Article survive the expiration and/or termination of this Agreement.


                                  ARTICLE LXIX

                                   Assignment

     SECTION 69.01. Supplier shall not assign any right or interest under this Agreement (excepting solely for moneys due or to become due) without the prior written consent of Company. Supplier shall be responsible to Company for all Work performed by Supplier's sub-contractor(s) at any tier.

                                   ARTICLE LXX

                                  Releases Void

     SECTION 70.01. Neither party shall require (a) waivers or releases of any personal rights or

(b) execution of documents which conflict with the provisions of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.


                                  ARTICLE LXXI

                                    Services

     SECTION 71.01. It is understood that visits by Supplier's representatives or its suppliers' representatives for inspection, adjustment or other similar purposes in connection with Material purchased under this Agreement shall for all purposes be deemed "Work under this Agreement" and shall be at no charge to Company unless otherwise agreed in writing between the parties.


                                  ARTICLE LXXII

                      Registration and Radiation Standards

     SECTION 72.01. When Material furnished under this Agreement is subject to
Part 68, Part 15 or any other part of the Federal Communication Commission's Rules and Regulations, as may be amended from time to time (hereinafter "FCC Rules"), Supplier warrants that such material complies with the registration, certification, type-acceptance and/or verification standards of the FCC Rules in effect at the time of Material shipment, including, but not limited to, all labeling, customer instruction requirements, and the suppression of radiation to specified levels. Supplier shall also establish periodic on-going compliance retesting and follow a Quality Control Program, submitted to Company, to assure that Material shipped complies with the applicable FCC Rules. Supplier agrees to indemnify and save Company harmless from any liability, claims or demands (including the costs, expenses and reasonable attorney's fees on account thereof) that may be made because of Supplier's noncompliance with the applicable FCC Rules. Supplier agrees to defend Company, at Company's request, against such liability, claim or demand.

     SECTION 72.02. In addition, should Material which is subject to Part 15 of the FCC Rules, during use generate harmful interference to radio communications, Supplier shall provide to Company information relating to methods of suppressing such interference and pay the cost of suppressing such interference or, at the option of Company, accept the return of the Material and refund to Company the price paid for the Material less a reasonable amount for depreciation, if applicable.

     SECTION 72.03. To the extent that Material furnished under this Agreement is also subject to FCC Rules governing the use of the Material as a component in a system, Company shall be responsible for compliance with the applicable FCC Rules governing the system. Supplier shall full cooperate with Company, by providing technical support and information, and, upon written request from Company, shall modify Material to enable Company to ensure ongoing compliance with the FCC Rules. Company agrees to pay any verifiable increase in Supplier's costs and/or expenses resulting from Company's request to modify Material to enable Company to comply with the FCC Rules.

     SECTION 72.04. Nothing in this clause shall be deemed to diminish or otherwise limit Supplier's obligations under Article XVII (Warranties) or any other clauses of this Supply Agreement.


                                 ARTICLE LXXIII

                         Environment/Reliability Testing

     SECTION 73.01. Supplier shall perform environmental testing of the production Material in accordance with Bellcore's Technical
Reference-TR-NWT-000063 entitled NETWORK EQUIPMENT BUILDING SYSTEM (NEBS) GENERIC EQUIPMENT REQUIREMENTS. The Supplier agrees to report the test results to Company or its agents.

     SECTION 73.02. An initial sample of production Material shall be subjected by Supplier to Material Qualification Tests. These tests shall be more comprehensive than the normal production tests and shall include checks of all functions, protocols and interfaces and shall be repeated periodically at intervals not to exceed three (3) months. Variables data (actual readings rather than go/no go data) shall be recorded for these tests to ascertain any changes/drifts in the measured parameters. Material Qualification Tests shall also be performed upon the implementation of any major design changes requested by Company.

     SECTION 73.03. It is the responsibility of the Supplier to demonstrate during the term of the Agreement that the actual reliability of the delivered production Material equals or exceeds the reliability predictions. The Supplier shall conduct studies to measure the replacement/failure of supplied production Material under actual operating conditions or simulated operating conditions in a controlled laboratory environment. These studies may be (1) factory based (where returns are compared with shipment figures), (2) conducted at an operational site with a sufficient population of production Material in service to provide reasonable confidence in observed replacement estimates, (3) an ongoing factory based (controlled) reliability test of a sufficient sample of production Material to provide a timely assessment of production Material reliability or (4) all of the above. At Company's request, the results and the analysis of the collected data shall be provided by the Supplier to Company.


                                  ARTICLE LXXIV

                      Toxic Substances and Product Hazards

     SECTION 74.01. Supplier hereby warrants to Company that, except as expressly stated elsewhere in this Agreement, all material furnished by Supplier as described in this Agreement is safe for its foreseeable use, is not defined as a hazardous or toxic substance or material under applicable Federal, state or local law, ordinance, rule, regulation or order (hereinafter collectively referred to as "law" or "laws"), and presents no abnormal hazards to persons or the environment. Supplier also warrants that it has no knowledge of any Federal, state or local law, that prohibits the disposal of the material as normal refuse without special precautions except as expressly stated elsewhere in this Agreement. Supplier also warrants that where required by law, all material furnished by Supplier is either on the EPA Chemical Inventory compiled under
Section 8(a) of the Toxic Substance Control Act, or is the subject of an EPA-approved premanufacture notice under 40 CFR Part 720. Supplier further warrants that all material furnished by Supplier complies with all use restrictions, labeling requirements and all other health and safety requirements imposed under Federal, state, or local laws. Supplier further warrants that, where required by law, it shall provide to Company, prior to delivery of the material, a Material Safety Data Sheet which complies with the requirements of the Occupational Safety and Health Act of 1970 and all rules and regulations promulgated thereunder.

     SECTION 74.02. Supplier shall defend, indemnify and hold Company harmless for any expenses (including, but not limited to, the cost of substitute material, less accumulated depreciation) that Company may incur by reason of the recall or prohibition against continued use or disposal of material furnished by Supplier as described in its Agreement whether such recall or prohibition is directed by Supplier or occurs under compulsion of law. Company shall cooperate with Supplier to facilitate and minimize the expense of any recall or prohibition against use or disposal of material directed by Supplier or under compulsion of law.

     SECTION 74.03. Supplier further shall defend, indemnify and hold Company harmless of and from any claims, demands, suits, judgments, liabilities, costs and expenses (including reasonable attorney's fees) which Company may incur under any applicable Federal, state or local laws, and any and all amendments thereto, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Consumer Product Safety Act of 1972; the Toxic Substance Control Act; Fungicide, Rodenticide Act; the Occupational Safety and Health Act; and the Atomic Energy Act; and any and all amendments to all applicable Federal, state, or local laws, by reason of Company's acquisition, use, distribution or disposal of material furnished by Supplier under this Agreement.


                                  ARTICLE LXXV

                      CFC and/or Heavy Metals in Packaging

     SECTION 75.01. Supplier warrants to Company that no lead, cadmium, mercury or hexavalent chromium have been intentionally added to any packaging or packaging component (as defined under applicable laws) to be provided to Company under this Agreement and that packaging materials were not manufactured using and do not contain chlorofluorocarbons. Supplier further warrants to Company that the sum of the concentration levels of lead, cadmium, mercury and hexavalent chromium in the package or packaging component provided to Company under this Agreement does not exceed 100 parts per million. Upon request, Supplier shall provide to Company Certificates of Compliance certifying that the packaging and/or packaging components provided under this Agreement are in compliance with the requirements set forth above in this clause.

                                  ARTICLE LXXVI

                            Ozone Depleting Chemicals

     SECTION 76.01. Supplier hereby warrants that it is aware of international agreements and pending legislation in several nations, including the United States, which would limit, ban and/or tax importation of any product containing, or produced using ozone depleting chemicals ("ODCs"), including chlorofluorocarbons, halons and certain chlorinated solvents. Supplier hereby warrants that the material furnished to Company will conform to all applicable requirements established pursuant to such agreements, legislation and regulations, and the material furnished to Company will be able to be imported and used lawfully (and without additional taxes associated with ODCs not reported to Company by Supplier as set forth in this clause) under all such agreements, legislation and requirements. Supplier also warrants that it is currently reducing, or if Supplier is not the manufacturer of the material, is currently causing the manufacturing vendor to reduce and will, in an expeditious manner, eliminate, or, as applicable, have its manufacturing vendor eliminate the use of ODCs in the manufacture of the material.

     SECTION 76.02. If the material furnished by Supplier under this Agreement is manufactured outside the United States, Supplier shall, upon execution of this Agreement, and at any time that new products are added to this Agreement or changes are made to the material furnished under this Agreement, complete, sign and return to Company the attached ODC Content Certification. The ODC Content Certification must be signed by Supplier's facility manager, corporate officer or his delegate.

     SECTION 76.03. The term "ODC content" on the ODC Content Certification means the total pounds of ODC used directly in the manufacture of each unit of material. This includes all ODCs used in the manufacturing and assembly operations for the material plus all ODCs used by Supplier's vendors and any other vendors in producing components or other products incorporated into the material sold to Company.

     SECTION 76.04. Supplier is responsible to obtain information on the ODC content of all components and other products acquired to manufacture the material and to incorporate such information into the total ODC content reported to Company; provided, however, that Supplier should not include in the ODC content those components or other products which are manufactured in the United States. Supplier hereby warrants to Company that all information furnished by Supplier on the ODC Content Certification is complete and accurate and that Company may rely on such information for any purpose, including but not limited to providing reports to government agencies or otherwise complying with applicable laws. Supplier shall defend, indemnify and hold Company harmless of and from any claims, demands, suits, judgments, liabilities, fines, penalties, costs and expenses (including additional ODC taxes as provided for in paragraph one of this clause and reasonable attorney's fees) which Company may incur under any applicable Federal, state, or local laws or international agreements, and any and all amendments thereto by reason of Company's use of reliance on the information furnished to Company by Supplier on the ODC Content Certification or by reason of Supplier's breach of this clause. Supplier shall cooperate with Company in responding to any inquiry concerning the use of ODCs to manufacture the material or components thereof and to execute without additional charge any documents reasonably required to certify the absence or quantity of ODCs used to manufacture the material or components thereof.


                                 ARTICLE LXXVII

                       Ozone Depleting Substance Labeling

     SECTION 77.01. Supplier warrants and certifies that all products, including packaging and packaging components, provided to Company under this Agreement have been accurately labeled, in accordance with the requirements of 40 CFR Part 82 entitled "Protection of Stratospheric Ozone, Subpart E--The Labeling of Products Using Ozone Depleting Substances".


                                 ARTICLE LXXVIII

                             Year 2000 Functionality

     SECTION 78.01. Supplier warrants that Software will record, store, process and present calendar dates falling on or after January 1, 2000, in the same manner and with the same functionality as it performed before January 1, 2000. This maintenance will be considered part of and covered under the maintenance provisions of the Agreement at any additional charge to Company.

     SECTION 78.02. Supplier's warrants that Software will perform, store, process and present calendar dates falling on or after January 1, 2000, in the same manner and with the same functionality as it performed before January 1, 2000, and that such Software will be interoperable with other software used by the Company which may deliver records, receive records or interact with Software in the course of processing data. This functionality will be part of the license of software and will be provided at no charge.


                                  ARTICLE LXXIX

                                  Force Majeure

     SECTION 79.01. Neither of the parties shall be held responsible for any delay or failure in performance hereunder caused by fires, strikes, embargoes, requirements imposed by Government regulation, civil or military authorities, acts of God or by the public enemy or other similar causes beyond such party's control. However, Supplier's delay or failure to perform shall not be excused by a default of any of its subcontractors or suppliers unless such default arises out of causes beyond the control of both the Supplier and its subcontractor or supplier and without the fault or negligence of either of them, and unless the supplies or services to be furnished by such subcontractor or supplier are not obtainable from other sources. If such contingency occurs, the party injured by the other's inability to perform may elect to: (a) terminate this Supply Agreement or part thereof as to Material or Services not already received; (b) suspend this Supply Agreement for the duration of the delaying cause, buy or sell elsewhere Material and/or Services to be bought or sold hereunder, and deduct from any commitment the quantity bought or sold for which commitments have been made elsewhere; or (c) resume performance hereunder once the delaying cause ceases with an option in the injured party to extend the period, hereunder up to the length of time the contingency endured. Unless written notice is given within thirty (30) days after such injured party is apprised of the contingency,
(c) shall be deemed selected.


                                  ARTICLE LXXX

                               Regulatory Matters

     SECTION 80.01. If requested by Company, Supplier will to the best of its ability provide information and assistance required in the planning, conduct and research associated with regulatory matters in connection with the Material to be furnished hereunder.


                                  ARTICLE LXXXI

                       Confidentiality and Non-Disclosure

     SECTION 81.01. "Information" under Article LXII shall also include the FSN Agreement (including, without limitation, the General Purchase Agreement between ********* ********* and Company) and any other information provided to Supplier, in any form or medium, which is the confidential and/or proprietary information of Company, ************** or Customers. Notwithstanding anything contained in Article LXII, Supplier agrees to hold the FSN Agreement in confidence, shall use the FSN Agreement only for the purpose of performing Supplier's obligations and duties under this Supply Agreement and shall not disclose the FSN Agreement to any third party without prior written approval of the Company and *********************, except to the extent that Supplier is required to disclose the FSN Agreement to any governmental agency under applicable laws, rules, and regulations and, in such instance, the parties and ********* *********** shall work together to prevent the disclosure of those provisions of the FSN Agreement which ************* or Company determines to contain particularly sensitive information.


                                 ARTICLE LXXXII

                                    Publicity

     SECTION 82.01. Supplier agrees to submit to Company and Company agrees to make a reasonable effort to submit to Supplier all advertising, sales promoting, press releases and other publicity material relating to the Material furnished or the services performed by Supplier under this Agreement wherein the other party's names or marks are mentioned or language from which the connection of said names or marks with Company or Supplier may be inferred or implied. Supplier further agrees and Company agrees to make a reasonable effort not to publish or use such advertising, sales promotion, press releases, or publicity Material without the other party's prior written approval. This does not reduce or modify Supplier's obligation under Article LX (Identification) of this Agreement.


                                 ARTICLE LXXXIII

                                  Infringement

     SECTION 83.01. Supplier shall indemnify and save harmless Company, its affiliates, its and their customers, and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as "Company") from and against any losses, damages, liabilities, fines, penalties, and expenses (including reasonably attorneys' fees) that arise out of or result from any proved or unproved claim (a) of infringement of any patent, copyright, trademark or trade secret right, or other intellectual property right, private right or any other proprietary or personal interest, and (b) caused by the performance by Supplier under or in contemplation of this Agreement (an "Infringement Claim"). If the Infringement Claim arises solely from the Supplier's adherence to Company's written instructions regarding services or tangible or intangible goods provided by Supplier ("Items") and if the Items are not (a) commercial items available on the open market or the same as such items, or (b) items of Supplier's designated origin, design or selection, Company shall indemnify Supplier. Company or Supplier shall defend or settle, at its own expense, any demand, action or suit on any Infringement Claim for which it is the indemnitor under the preceding provisions, and each shall timely notify the other of any assertion against it of any Infringement Claim and shall cooperate in good faith with the other to facilitate the defense of any such claim.

     SECTION 83.02. If the use and/or sale of such Material is enjoined, Supplier shall at its own expense and option, procure for Company the right to continue using or reselling Material, or replace the infringing Material or part thereof with substantially equivalent Material or parts free of infringement, or modify the Material or parts thereof so that they will be free of infringement, or remove infringing Material in its entirety and refund to Company the full Material purchase price and the costs associated with removal and transportation of such Material.


                                 ARTICLE LXXXIV

                                    Indemnity

     SECTION 84.01. All persons furnished by Supplier shall be considered solely Supplier's employees or agents, and Supplier shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions when required by law. Supplier agrees to indemnify and save harmless Company, its affiliates and their customers and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as "Company") from and against any losses, damages, claims, demands, suits and liabilities, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the work or services performed by Supplier or persons furnished by Supplier, except any injuries (including death) or damage to property arising from Company's negligence or willful misconduct, (2) assertions under Workers' Compensation or similar acts made by persons furnished by Supplier or any subcontractor, or by reason of any injuries to such persons for which Company would be responsible under Workers' Compensation or similar acts if the persons were employed by the Company, (3) any failure on the part of Supplier to satisfy all claims for labor, equipment, Materials and other obligations relating directly or indirectly to the performance of the Work, or
(4) any failure by Supplier to perform Supplier's obligations under this clause or Article LXXXVI (Insurance). Supplier agrees to defend Company against any such claim, demand or suit.

     SECTION 84.02. In the case of any matter as to which Company or any third party is partly at fault, the parties agree Supplier's liability under this indemnity shall be based upon, and limited by, the extent of the fault of Supplier compared to the extent of fault of Company and/or any third party. The parties agree to cooperate in the defense or settlement of concurrent or joint claims, to use their best efforts to agree privately on the sharing of fault and the defense of claims, and, if necessary, to litigate the issue of comparative fault and/or contribution in a tribunal o proceeding independent of claimant. Neither party shall be bound by a settlement made by the other to which it has not consented. Each party agrees to notify the other party within a reasonable time of any written claims or demands against it for which the other party is responsible hereunder.


                                  ARTICLE LXXXV

                        Indemnity Obligations of Company

     SECTION 85.01. In the event any Material provided by Supplier to Company pursuant to this Agreement is integrated into or sold with or as part of any product or system by Company, whether or not such Material is sold as a separate part, then the Company hereby agrees to indemnify and hold harmless Supplier and its affiliates against any losses, damages, liabilities, fines, penalties and expenses (including reasonable attorneys fees and expenses) that arise out of or result from Company's gross negligence or willful misconduct. Nothing will prevent Supplier from making any claim notwithstanding that the Agreement does not provide for indemnification by Company.


                                 ARTICLE LXXXVI

                                    Insurance

     SECTION 86.01. Supplier shall maintain and cause Supplier's subcontractors to maintain during the term of this Agreement: (1) Workers' Compensation insurance as prescribed by the law of the state or nation in which the Work is performed; (2) employer's liability insurance with limits of at least $500,000 for each occurrence; (3) automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 combined single limit for bodily injury and property damage per occurrence; (4) Commercial General Liability ("CGL") insurance, ISO 1988 or later occurrence form of insurance, including Blanket Contractual Liability and Broad Form Property Damage, with limits of at least $1,000,000 combined single limit for bodily injury and property damage per occurrence; and (5) if the furnishing to Company (by sale or otherwise) of material or construction services involved, CGL insurance endorsed to include products liability and completed operations coverage in the amount of $3,000,000 per occurrence. All CGL and automobile liability insurance shall designate Lucent Technologies Inc., its affiliates, and its directors, officers and employees (all referred to as "Company") as additional insured. All such insurance must be primary and noncontributory and required to respond and pay prior to any other insurance or self-insurance available. Any other coverage available to Company shall apply on an excess basis. Supplier agrees that other coverage available to Company shall apply on an excess basis. Supplier agrees that Supplier, Supplier's insurer(s) and anyone claiming by, through under or in Supplier's behalf shall have no claim, right of action or right of subrogation against Company and its customers based on any loss or liability insured against under the foregoing insurance. Supplier and Supplier's subcontractors shall furnish prior to the start of Work certificates or adequate proof of the foregoing insurance, including if specifically requested by Company, endorsements and policies. Company shall be notified in writing at least thirty
(30) days prior to cancelation of or any change in the policy. Insurance companies providing coverage under this Agreement must be rated by A-M Best with at least an A-rating.

                                 ARTICLE LXXXVII

                                 Subcontracting

     SECTION 87.01. Each party may use subcontractors to perform any portion of that party's obligations under this Supply Agreement, provided that such party remains solely and entirely responsible for the satisfactory performance of such obligations, including the performance of its subcontractors.

                                ARTICLE LXXXVIII

                               Timely Performance

     SECTION 88.01. If Supplier has knowledge that anything prevents or threatens to prevent the timely performance of Supplier's obligations under this Agreement, Supplier shall immediately notify Company's Procurement Representative thereof and include all relevant information concerning the delay or potential delay.


                                 ARTICLE LXXXIX

                            Exclusivity of Warranties

     SECTION 89.01. The warranties of Supplier set forth in this Supply Agreement are exclusive and are in lieu of all other express and implied warranties (except warranties of title and against infringement), including, but not limited to, warranties of merchantability and fitness for a particular purpose.


                                   ARTICLE XC

                                     Waiver

     SECTION 90.01. The failure of either party at any time to enforce any right or remedy available to it under this Supply Agreement or otherwise with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

                                   ARTICLE XCI

                                     Notices

     SECTION 91.01. Any notice or demand which under the terms of this Supply Agreement or under any statute must or may be given or made by Supplier or Company shall be in writing and shall be given or made by confirmed facsimile, by hand or overnight courier service, or mailed by certified or registered mail addressed to the respective parties as follow:

         To Company:                Lucent Technologies Inc.
                                    Network Systems Manufacturing Org.
                                    Merrimack Valley Works
                                    1600 Osgood Street, Room 30-MZC-7

                                    North Andover, MA 01845-1043
                                    Attn:  Mr. Edward J. Dubliel
                                    Tel:  (508) 960-4020

         Fax Copies to:             Lucent Technologies Inc.
                                    67 Whippany Road, Room 1C-330B
                                    P.O. Box 903
                                    Whippany, NJ 07981-0903
                                    Attn:  Ms. Linda C. Manchester
                                    Tel:  (973) 386-4693
                                    Fax:  (973) 386-5072

                                    Lucent Technologies
                                    67 Whippany Road, Room 1C-350
                                    Whippany, NJ 07091-0903
                                    Attn:  Mr. Brian Basarath, Product Mgr.
                                    Fax:  (201) 386-2182

                                    Lucent Technologies
                                    283 King George Road
                                    Warren, NJ 07059
                                    Attn:  Mr. Kevin Brenan, Esq.
                                    Tel:  (908) 559-3133
                                    Fax:  (908) 559-2176

         To Suppliers:              BroadBand Technologies, Inc.
                                    4024 Stirrup Creek Drive
                                    P.O. Box 13737
                                    Durham, NC 27709-3737
                                    Attn:  Chief Financial Officer

     SECTION 91.02. Such notice or demand shall be deemed to have been given or made when sent by facsimile, when delivered by hand or overnight courier or when deposited, postage prepaid, in the U.S. mail.

     SECTION 91.03. The above addresses may be changed at any time by giving prior written notice as above provided.


                                  ARTICLE XCII

                             Survival of Obligations

     SECTION 92.01. The obligations of the parties under this Agreement and any Purchase Order issued pursuant to this Agreement, which by their nature would continue beyond the termination, cancelation or expiration of this Agreement or Purchase Order, including, by way of illustration only and not limitation, those in Article LXIV

(Compliance With Laws), Article XLIV (Continuing Availability), Article LX (Identification), Article LXXXIII (Infringement), Article LXX (Releases Void),
Article XIX (Repairs Not Covered Under Warranty), Article LXII (Confidentiality), Article LXXXI (Confidentiality and Non-Disclosure), Article LXXXVI (Insurance), Article LXXXIV (Indemnity), and Article XVII (Warranties), shall survive termination, cancelation or expiration of this Agreement or Purchase Order.


                                  ARTICLE XCIII

                               Dispute Resolution

     SECTION 93.01. The following procedures shall apply to any dispute or disagreement between the Parties arising out of this Agreement.

     SECTION 93.02. First:

     (a) either Party may give written notification of such dispute or disagreement to the other Party and

     (b) the Parties shall communicate with each other promptly with a view to resolving such dispute or disagreement within 21 days (or such extended period as the Parties agree is appropriate in any case) after such written notification is given.

     SECTION 93.03. The giving of any notice regarding any dispute or disagreement under this Article shall toll the running of all applicable statutes of limitation until the later of (i) 90 days following the giving of such notice or (ii) 30 days following the termination of discussions between the Parties concerning such dispute or disagreement.

     SECTION 93.04. Second, if at the end of the 21 day period referenced in
Section 93.02(b)(as it may be extended) such dispute or disagreement has not been resolved to the satisfaction of both parties, either Party may request in writing that such dispute or disagreement be the subject of non-binding mediation. Following such request, the Parties shall endeavor in good faith promptly to identify a single person (who shall be a person with experience and good reputation) who shall assist the Parties in discussing such dispute or disagreement and in attempting to reach a mutually acceptable business resolution. Such mediation process shall terminate not later than 30 days following the request therefor (or such extended or shorter period as the Parties agree is appropriate). All applicable statutes of limitation shall be tolled during the period of mediation.

     SECTION 93.05. Third, if at the end of the 30 day period referenced in
Section 93.04 (as it may be extended or shortened) such dispute or disagreement has not been resolved to the satisfaction of both parties, either Party (the "complainant") may commence binding arbitration by giving the other Party (the "respondent") notice in writing (the "initiating notice") setting forth in reasonable detail the nature of its claim and the relief requested stating that the complainant is invoking the procedures set forth in Sections 93.05 and 93.06 and naming the complainant's representative on the Arbitration Panel (as defined below). Within 21 days of receipt of an initiating notice, the respondent shall give the complainant notice in writing (the "response") setting forth in reasonable detail: (1) the basis of its response to the claim; (2) the nature of any counterclaim it has against the complainant arising from the same set of facts and circumstances that gave rise to the original claim; (3) any other counterclaim that Party wishes to bring at that time (although the Party has no obligation to bring such counterclaims at that time); (4) the relief requested; and (5) naming the respondent's representative on the Arbitration Panel. The two representatives shall select a third person who is mutually acceptable to them. If the representatives fail to make such selection within 21 days, the complainant and the respondent shall each replace its representative with a new representative and the new representatives shall be subject to the preceding sentence and this sentence. Once a third person is selected, such person together with the representatives of the complainant and the respondent shall form the Arbitration Panel. The date upon which the Arbitration Panel is formed shall be the "Commencement Date".

     SECTION 93.06. The Arbitration Panel shall conduct proceedings to determine the merits under applicable law of the claims set forth in the initiating notice and the response. The proceedings shall be administered by JAMS/Endispute in accordance with its Comprehensive Arbitration Rules and Procedures in effect as of the Effective Date, subject to the following additional rules:

     (a) the proceedings shall take place in New York City;

     (b) the Arbitration Panel (including, if necessary, any replacement(s) to the Arbitration Panel) shall be selected as set forth in Section 93.05;

     (c) the available relief shall include damages, injunctive relief and equitable relief to the extent allowed under the applicable law, this Agreement and any other agreement between the parties;

     (d) the parties shall attempt in good faith promptly to agree on the nature and extent of any discovery in connection with the arbitration, provided that, in the absence of such agreement, discovery shall be governed by JAMS/Endispute's Comprehensive Arbitration Rules and Procedures. In addition, the applicable law with respect to privilege and other protections from disclosure, including the work product doctrine, shall appply.

     (e) the final decision of the Arbitration Panel (the "Award") shall be issued within six months of the Commencement Date (the date of issuance of the Award being the "Award Date") and must be joined by at least two members of the Arbitration Panel;

     (f) each party to the proceedings shall pay its own costs in connection with the proceedings, including the costs and expenses of its representative on the Arbitration Panel, and the parties shall share equally the other costs of the proceedings, including the fees of the third member of the Arbitration Panel, except that the prevailing party shall be entitled to recover its attorneys' fees incurred in prosecution thereof.

     SECTION 93.07. In accordance with the Federal Arbitration Act, 9 U.S.C. ss. 1 et seq., the Award shall be final and binding and judgment thereon may be entered by any state or federal court having jurisdiction thereof.

     SECTION 93.08. Nothing in this Article shall be construed to preclude either party from seeking injunctive relief in a court of competent jurisdiction to prevent imminent irreparable harm. The dispute resolution procedures set forth herein shall be stayed pending disposition of any application for such relief. The Parties agree that a court of competent jurisdiction may consider the merits of any claim that is subject to the dispute resolution procedures set forth herein to the extent necessary to resolve any permissible application for injunctive relief.


                                  ARTICLE XCIV

                                  Choice of Law

     SECTION 94.01. The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New Jersey, excluding its choice of law rules and excluding the Convention for the International Sale of Goods. The parties agree that the provisions of the New Jersey Uniform Commercial code apply to this Agreement and all transactions under it, including agreements and transactions relating to the furnishing of services, the lease or rental of equipment or Material, and the license of software.


                                   ARTICLE XCV

                                  Jurisdiction

     SECTION 95.01. Supplier and Company agree that any action or legal proceeding arising out of this Agreement shall be brought only in a court of competent jurisdiction in the United States of America and Supplier and Company expressly submit to, and accept the jurisdiction of, any such court in connection with such action or proceeding and Supplier and Company further consent to the enforcement of any judgment against either party arising therefrom in any jurisdiction in which either party has or shall have any assets.


                                  ARTICLE XCVI

                                    Headings

     SECTION 96.01. The headings of the Articles and Sections in this Supply Agreement are inserted for convenience only and are not intended to effect the meaning or interpretation of this Agreement.


                                  ARTICLE XCVII

                                  Severability

     SECTION 97.01. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Supplier and Company shall be construed and enforced accordingly.

                                 ARTICLE XCVIII

                                Entire Agreement

     SECTION 98.01. Except as otherwise agreed to in writing by the parties, this Agreement shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and shall supersede all contemporaneous oral agreements and all prior oral and/or written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Supply Agreement. This Agreement shall not be modified or rescinded, except by a writing signed by the party against whom the other party is seeking to enforce a modification or recision.


                                  ARTICLE XCIX

                                  Counterparts

     SECTION 99.01. This Supply Agreement may be executed in two or more counterparts, and by each party on the same or different counterparts, but all of such counterparts shall together constitute one and the same instrument and agreement of the parties hereto.


                                    ARTICLE C

                                  Lost Profits

     SECTION 100.01. Neither Supplier nor Company shall bring an action, claim or suit against the other for its own lost profits arising out of any obligation contained in this Supply Agreement, whether in an action for or arising out of breach of contract, or tort, or in any other cause of action, except as a counterclaim in the event that the other Party brings an action, claim or suit against it.


                                   ARTICLE CI

                        ******************* Cancelations

     SECTION 101.01. ********************* may cancel any purchase order, in whole or in part, at any time after sixty (60) days from the delivery date set forth in the applicable order. In the event that *************** cancels any or all of such purchase orders, Company may cancel any related purchase orders placed under this Supply Agreement. The amount of any canceled purchase orders shall be credited against any other committed purchases of Supplier under this Supply Agreement.

     SECTION 101.02. In the event ************* exercises its rights under the FSN Agreement to defer or cancel delivery of all or any portion of a purchase order for failure to obtain required regulatory approvals, Company shall have the corresponding right to defer or cancel delivery of all or any portion of related purchase orders for Material upon notice to Supplier. Upon such notice, Supplier will not ship any Material covered by such orders until Company is authorized by ***************** and Company instructs Supplier to do so.


                                   ARTICLE CII

                                 Nonconformance

     SECTION 102.01. In the event ********************* notifies Company that any Software release set forth in Attachment D-1 to this Agreement has not been delivered with the required features and/or in conformance with *********** *********** requirements by the scheduled lab test date, the Beta Test Date, the FSA Date, or the general availability date set forth in Attachment D-1 ("Nonconformance"), Company shall promptly provide notice thereof to Supplier. Supplier will attempt to remedy any Nonconformances within the applicable Performance Fee Date set forth in Attachment D-1.

     SECTION 102.02. Supplier and Company agree to jointly work all aspects of development and deployment to deliver conforming Software releases to *************** on a timely basis.


                                  ARTICLE CIII

                              Disclosure of Defects

     SECTION 103.01. Supplier acknowledges that, for each and every Event that results in the disruption of ***** ********** network access and/or the services provided by an ASE, or equivalent system, to customer of ************** for a period of thirty (30) uninterrupted minutes per occurrence, Company is required to notify *************** of the occurrence of an Event within twenty-four (24) hours of Company's first knowledge of the same and, within forty-eight (48) hours thereafter, providing a detailed written description of the following: (i) activities which led up to or preceded the Event, (ii) the cause or causes of, including any and all known contributing factors to, the Event, (iii) any and all actions taken by Company, its agents, and contractors, and by the owner or user of the products which are subject to the Event, to correct it, (iv) the date the Event will be resolved, and (v) any and all measures which can be reasonably taken to avoid the occurrence of the Event in *********************** products. Company is further obligated to continue to provide these written descriptions to ************* every forty-eight (48) hours until such time as the Event has been successfully resolved or until Company and *************** agree on their discontinuance. For purposes of this Section, "products" means hardware and software sold by Company and Supplier under the FSN Agreement and this Supply Agreement, respectively, and other items that are manufactured and/or sold by Company or Supplier which are the same as, or functionally or operationally similar to, such hardware and software.

     SECTION 103.02. Supplier agrees to cooperate with Company and to assist Company in providing notifications and other information required of Company under Section 103.01 with respect to the Material and other items that are manufactured and/or sold by Supplier which are the same as, or functionally or operationally similar to, such Material.


     IN WITNESS WHEREOF, Company and Supplier have executed this Supply Agreement by their authorized representatives.


Dated:  February 4, 1998                      LUCENT TECHNOLOGIES INC.,

                                                by
                                                  -------------------------


                                              BROADBAND TECHNOLOGIES, INC.,

                                                by
                                                  -------------------------

                                                                    Attachment A

                       MATERIAL/PERFORMANCE SPECIFICATIONS


All MATERIAL performance specifications and MATERIAL delivery milestones shall be established through the Specification Control Process administered by Company and Supplier. This Specification Control Process shall be mutually agreed to and be implemented within thirty (30) calendar days of the effective date of this Agreement.

                                  ATTACHMENT B
                            SUPPLY AGREEMENT MATERIAL

==================================================================================================================================
 LUCENT               BBT PRODUCT         CUSTOMER                                                                 CONTRACT UNIT
 COMCODE                NUMBER            SPECIFIC      PRODUCT DESCRIPTION             UNIT OF MEASURE                PRICE
==================================================================================================================================
FLX 2500 SYSTEM SOFTWARE & LICENSES
----------------------------------------------------------------------------------------------------------------------------------
Release 1.0 to 2.1 for *************** only
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
Release 1.0 to 1.2
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************          per FLX shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
FLX 2500 SYSTEM TOOLS & LICENSES
----------------------------------------------------------------------------------------------------------------------------------
Release 1.2
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************                                       ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per 8 FLX Shelves              ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************    per each Incremental FLX           ********
                                                                                  Shelf beyond first 8 shelves
----------------------------------------------------------------------------------------------------------------------------------
FLX 2500 VAM EQUIPMENT SOFTWARE & LICENSES
----------------------------------------------------------------------------------------------------------------------------------
Release 4.0 to 4.2.5
==================================================================================================================================

==================================================================================================================================
 LUCENT               BBT PRODUCT         CUSTOMER                                                                 CONTRACT UNIT
 COMCODE                NUMBER            SPECIFIC      PRODUCT DESCRIPTION             UNIT OF MEASURE                PRICE
==================================================================================================================================
   ***********        ***********                       ************************               N/A                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per VAM Hardware               ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********        Hutchinson     ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per VAM Hardware               ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************        per VAM Hardware               ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************          per FLX Shelf                ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per 100 Channels               ********
----------------------------------------------------------------------------------------------------------------------------------
FLX 2500 VAM TOOLS & LICENSES
----------------------------------------------------------------------------------------------------------------------------------
Release 1.0
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per VAM Hardware               ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per VAM Hardware               ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per VAM Hardware               ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************        per VAM Hardware               ********
----------------------------------------------------------------------------------------------------------------------------------
FLX SHELF MECHANICALS
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
FLX SHELF PLUG-INS
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
==================================================================================================================================

==================================================================================================================================
 LUCENT               BBT PRODUCT         CUSTOMER                                                                 CONTRACT UNIT
 COMCODE                NUMBER            SPECIFIC      PRODUCT DESCRIPTION             UNIT OF MEASURE                PRICE
==================================================================================================================================
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
FLX NODE
----------------------------------------------------------------------------------------------------------------------------------
                      ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********            BA         ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
POWER EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********        Hutchinson     ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********        Hutchinson     ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********        Hutchinson     ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********        Hutchinson     ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********        Hutchinson     ************************              each                     ********
==================================================================================================================================

==================================================================================================================================
 LUCENT               BBT PRODUCT         CUSTOMER                                                                 CONTRACT UNIT
 COMCODE                NUMBER            SPECIFIC      PRODUCT DESCRIPTION             UNIT OF MEASURE                PRICE
==================================================================================================================================
CROSS CONNECT EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********           RCN         ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********           RCN         ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********           RCN         ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********           RCN         ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER PREMISE EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
Pre-Packaged Assemblies
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
Individually Orderable Spares
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
----------------------------------------------------------------------------------------------------------------------------------
   ***********        ***********                       ************************              each                     ********
==================================================================================================================================

*      Base items not subject to 10% commission
**     Customer Premise Equipment has a 24 month warranty from FOB Point
+ Company and Supplier shall negotiate discounts within 60 days of the effective date of the Agreement
++     This hardware is beyond Release 1.2

                                  ATTACHMENT B

                                 Other Materials


Notwithstanding anything in this Agreement or its Attachments to the contrary, any existing Supplier products, or products previously promised by Supplier, or any of its employees or agents to a Customer not listed herein that is required by Company to fulfill its Customer Obligations shall be provided by Supplier at a price equal to Supplier's **** ********

                                                                    Attachment C


                REPAIR AND FIELD SERVICE TECHNICAL SUPPORT PRICES


Out-of-Warranty or customer damaged MATERIAL repair charges shall be a minimum of ***** of the current contract price, or **********, whichever is greater.

MATERIAL returned to SUPPLIER for repair with No Trouble Found shall incur a ********* handling charge.

Telephone Technical Support: No charge during WARRANTY period for MATERIAL Beyond the WARRANTY period, no charge for calls received during SUPPLIER'S normal work hours*. Calls received during non-working hours will be billed at a rate of ********* per hour ** with
************************.

One-site Engineering at ********* per hour** per person Field Service Technical Support, Monday through Friday, with ***************** per person ***. The rate for weekends and holidays is ********* per hour.

* Supplier's normal work hours are 8:00 AM to 6:00 PM Eastern Standard Time, Monday through Friday, except for holidays.

**     Hourly rates shown are good through 12/31/99.

*** Billable time is calculated portal to portal. Any travel and lodging expenses will be additional, as required.

                            *************************


                                   EXHIBIT D-1

                                                 DELIVERY              PERFORMANCE         DAILY            PERFORMANCE
                                                   DATE                 FEE DATE            FEE               FEE CAP
                                                   ----                 --------            ---               -------
PRERELEASE                             LAB:  ******************           *****              *****              *****

********************************************************

RELEASE 1.0                            LAB:  **************           **************    **************      **************
                                       FSA:  **************           **************    **************      **************

********************************************************

RELEASE 1.0.1                          LAB:  **************           **************    **************      **************
                                       FSA:  **************           **************    **************      **************
                                        GA:  **************           **************    **************      **************

********************************************************

ONU-32 Housing                         FSA:  **************           **************    **************      **************
FLX Node-32                            FSA:  **************           **************    **************      **************

RELEASE 1.1                   Pre-rels LAB:  **************           **************    **************      **************
                                       LAB:  **************           **************    **************      **************
                                      BETA:  **************           **************    **************      **************

                                                 DELIVERY              PERFORMANCE         DAILY            PERFORMANCE
                                                   DATE                 FEE DATE            FEE               FEE CAP
                                                   ----                 --------            ---               -------

                                       FSA:  **************           **************    **************      **************
                                        GA:  **************           **************    **************      **************

********************************************************

RELEASE 1.2                            FSA:  **************
                                        GA:  **************

********************************************************

RELEASE 1.2.1*                         LAB:  **************           **************    **************      **************
                                       FSA:  **************           **************    **************      **************
                                        GA:  **************           **************    **************      **************

********************************************************

RELEASE 2.0                            LAB:  **************           **************    **************      **************
                                       FSA:  **************           **************    **************      **************
                                        GA:  **************           **************    **************      **************

********************************************************

RELEASE 2.1                            LAB:  **************           **************    **************      **************
                                       FSA:  **************           **************    **************      **************
                                        GA:  **************           **************    **************      **************

********************************************************

******

******************************************************************

****************************
         ***********************************************************************
         ********************************************************
         ***********************************************
         ***********************************************************************
         ***********************************************************************
         *******************
****************************************************************
         *********************************************************
         *****************************************************************
                           ***********************************
                           ***************************************

                  **************************************************************
                           ***************************************
                           ***************************************
                           ***************************************


                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

                                 SBC, RCN, Telus


                                   EXHIBIT D-2


                                                                                DELIVERY
                                                                                  DATE
                                                                                  ----
PRERELEASE                                                                     LAB:  *********************

***************************************************

RELEASE 1.0                                                                    LAB:  *********************
                                                                               FSA:  *********************

***************************************************

RELEASE 1.0.1                                                                  LAB:  *********************
                                                                               FSA:  *********************
                                                                                GA:  *********************

***************************************************

ONU-32 Housing                                                                 FSA:  *********************
FLX Node-32                                                                    FSA:  *********************

RELEASE 1.1                                                           Pre-rels LAB:  *********************
                                                                               LAB:  *********************
                                                                              BETA:  *********************

                                                                                DELIVERY
                                                                                  DATE
                                                                                  ----
                                                                               FSA:  *********************
                                                                                GA:  *********************

***************************************************

RELEASE 1.2                                                                    FSA:  *********************
                                                                                GA:  *********************

***************************************************

******

********************************************************************************

****************************
         ***********************************************************************
         ********************************************************
         ***********************************************
         ***********************************************************************
         ***********************************************************************
         *******************
****************************************************************
         *********************************************************
         ***********************************************************************
                           ***********************************
                           *****************************************************

                  **************************************************************
                           *****************************************************
                           *****************************************************
                           *************************************************


                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

                                                                    Attachment E


ENGINEERING CHANGE CONTROL PROCEDURES


Supplier agrees to perform and administer all "Product Changes" in accordance with Bell Communications Research document GR 209 CORE, Issue 2, January 1996, titled "Generic Requirements for Product Change Notices", which is incorporated herein by reference.

Supplier may make changes to MATERIAL, modify drawings, or make changes to manufacturing specifications, provided the changes, modifications, or substitutions DO NOT have an impact on the performance, reliability, form, fit, or function of the MATERIAL without prior notification to Company. Supplier shall maintain written records of all such changes, and make these records available for Company's review upon request.

For such changes or modifications which DO have an impact on performance, reliability, form, fit, or function, Supplier shall identify each such change or modification in accordance with the classifications contained in the above Bell Communications Research document via a Product Change Notification (PCN) form. The Company shall immediately acknowledge receipt of the PCN to the address/contact as stated on the PCN form and shall have thirty (30) calendar days to advise Supplier if the proposed change or modification is unacceptable. If Company notifies Supplier as required herein, that the proposed change or modification is unacceptable, Supplier shall not implement such change or modification. Company may reject any MATERIAL offered by Supplier which has been changed or modified in a manner unacceptable to Company.

If Company has not notified Supplier that the change or modification is unacceptable within thirty (30) calendar days following issuance of the Change Notification, Supplier shall implement the change or modification as described in the Change Notification.

If during the review of a proposed Product Change Notification, which has a classification of either A or AC, issued by Supplier during the Warranty period of the affected MATERIAL, the Company determines that implementation of the PRODUCT CHANGE will cause the Company to incur "unreasonable expenses" such as, but not limited to, expenses resulting from escorting Supplier's personnel to numerous Company locations containing affected MATERIFAL or repeated product changes to the same item of MATERIAL within a one (1) year time period, the Company shall so notify Supplier, in writing, prior to the implementation of such PRODUCT CHANGE. Upon such notification, the Company and Supplier shall jointly determine the implementation procedure which will utilize the Supplier's and/or Company's personnel in the most cost effective manner.

If Supplier and the Company conclude the agreed to implementation procedure will probably cause the Company to incur "unreasonable expenses", the Company and Supplier shall jointly determine the likely extent of such expenses and agree, in writing, to a "not to exceed" estimate for such expenses. In no event shall such estimate exceed the Company's purchase price for the MATERIAL to be changed. The Company shall track and record all such expenses associated with the PRODUCT CHANGE. Upon completion of its efforts, the Company shall submit to Supplier, for reimbursement by Supplier, an invoice of the Company's "unreasonable expenses" within forty-five (45) calendar days after the Company's receipt of such invoice.

Issuing a Class A or AC product Change Notification shall not constitute an agreement to provide such a change, but shall be construed as a recommendation by the Supplier that the change is absolutely necessary.

Lucent Technologies                                                     09-22-97
Warranty Eligibility System


                        Warranty Eligibility System (WES)
                                   Transaction


The Warranty Eligibility System (WES) tracks a serialized product from manufacturing to the customer and provides up-to-date information about the product's warranty status. In order to accomplish this, WES receives data from entities whose functions affect an item's warrantability.

At the end of the manufacturing, shipping, or repair processes, information about an item will be sent to WES for inclusion on the Warranty Database. This file can be sent to WES using

1)  UNIX file transfer at,
         /usr/spool/uucppublic/receive/wes/origsystem/WESXXNNNN
         where origsystem is the UNIX machine originating the file XX is a location code entry in the location table and NNNN is the sequence number on the header record.

2) or by placing the formatted file on a floppy disk and mailing the disk directly to the WES group at:
         Lucent Technologies
         Westwood of  Lisle
         Attn.:  L. Fitzgerald
         2443 Warrenville Rd.
         Lisle,  IL  60532


Batch files received for processing by WES must be processed by a Header Record as attached. Following the Data Records must be a Trailer Record also attached. The Header and Trailer Records are interrogated by WES and messages are returned to the sending location indicating the status of each file transmitted to WES.

These files should be sent at least once a week, depending on volume, in order to keep the database current. That data needs to be formatted as shown on the following page.

                                  HEADER RECORD
                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                       Use Purusant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System


COLUMN          FIELD SIZE         FIELD CONTENT              COMMENTS
------          ----------         -------------              --------

1-5               (05)             Transaction Code        &&HDR

6                 (01)                                        Blank

7-14              (08)             Source of Input            Job Name of Feeder

15                (01)                                        Blank

16-19             (04)             Transmission Sequence      Zero Filled
                                   Number                     Right Justified

20                (01)                                        Blank

21-26             (06)             Time                       HHMMSS

27                (01)                                        Blank

28-33             (06)             Date                       MMDDYY

34-123            (90)                                        Blank

124-125           (02)             Originating Location       Location that
                                                              Originates this
                                                              Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED






                                 TRAILER RECORD


                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System



COLUMN          FIELD SIZE         FIELD CONTENT             COMMENTS
------          ----------         -------------             --------


1-5               (05)             Transaction Code        &&TLR

6                 (01)                                        Blank

7-12              (06)             Record Count

13-125            (113)                                       Blank


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED



                            ADD TRANSACTION FORMAT


COLUMN          FIELD SIZE         FIELD CONTENT             COMMENTS
------          ----------         -------------             --------


                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System



1)       1                (01)     Transaction Code           A

2)       2-13             (12)     Item Serial Number

3)       14-23            (10)     Order Number                  AT&T Order
                                                                 Number

         24-38            (15)                                   Blank

4)       39-44            (06)     Manufacture Ship Date         MMDDYY

5)       45-56            (12)                                   Blank

6)       57-61            (05)     Product Line                  Left Justified

7)       62-86            (25)     Product Identification
                                   Number

         87-123           (37)                                   Blank

8)       124-125          (02)     Originating Location          Location that
                                                                 Originated
                                                                 Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, etc.

2) The twleve (12) digit number assigned to each unique product manufactured. Includes a two or three digit manufacturing number (vendor code) as described in KS-23490.

          Example - 12 Digit Serial Number with a two (2) digit manufacturing id number 9T

              2 Characters  last two digits of the year
              2 Characters manufacturing identification number (vendor code) 2 Characters month (01 to 12) or fiscal week (21 to 72)
              6 Characters sequential serial number

              i.e. First Product Manufactured in March of 1997 = 979T03000001

          Example - 12 Digit Serial Number with a three (3) digit manufacturing id number of A0J

              2 Characters  last two digits of the year
              2 Characters manufacturing identification number (vendor code) 2 Characters month (01 to 12) or fiscal week (21 to 72)
              1 Character last digit of the manufacturing id number (vendor code)
              5 Characters  sequential serial number

              ie. First Product  Manufactured  in March of 1997 = 97A003J00001.

3) The identifier of an order placed by a customer.

4) The date an item was shipped from manufacturing. The format is MMDDYY.

                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System


5) The item serial number of the equipment that the current item is embedded in.

6) A five character identifier used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) The product identification number assigned by the product manager which consists of the comcode. Left justified.

8) Location which originates the transaction.


                             SES TRANSACTION FORMAT


   COLUMN          FIELD SIZE      FIELD CONTENT              COMMENTS
   ------          ----------      -------------              --------



                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System



1)        1            (01)         Transaction Code           C

2)        2-13         (12)         Item Serial Number

3)        14-23        (10)         Order Number               SES Order
                                     Number

          24-38        (15)                                    Blank

4)        39-44        (06)         Ship Date                  MMDDYY

          45           (01)                                    Blank

5)        46-51        (06)         RMA Number (B-Spec)

6)        52-55        (04)         Item Number (Main Item)    Right Justified
                                                               w/leading zeros

          56           (01)                                    Blank

7)        57-61        (05)         Product Line               Left Justified

8)        62-86        (25)         Product Identification
                                    Number

          87-123       (37)                                    Blank

9)        124-125      (02)         Originating Location       Location that
                                                               Originated this
                                                               Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED



                           SES SHIP TRANSACTION FORMAT
                                     cont'd


1) One digit code representing the transaction to be performed by WES, i.e. C = SES Ship, A = Add, etc.


                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System


2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) The identifier of an order placed by a customer.

4) The date an item was shipped. The format is MMDDYY.

5) The returned material authorization item number.

6) Item number on the returned material authorization.

7) A five character identifier used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

8) The product identification number assigned by the product manager which consists of the comcode. Left justified.

9) Location which originates the transaction.






                             RGM TRANSACTION FORMAT


     COLUMN          FIELD SIZE         FIELD CONTENT              COMMENTS
     ------          ----------         -------------              --------

1)       1              (01)            Transaction Code        G



                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System


2)       2-13           (12)            Item Serial Number

3)       14-23          (10)            Order Number               AT&T
                                                                   Order Number

         24-38          (15)                                       Blank

4)       39-44          (06)            Returned Date              MMDDYY

         45-123         (79)                                       Blank

5)       124-125        (02)            Originating Location       Location that
                                                                   Originated
                                                                   Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, G = RGM, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) The identifier of an order placed by a customer.

4) The date an item was returned accompanied by a returned good memorandum or an SES exchange.

5) Location which originates the transaction.




                           MMC SHIP TRANSACTION FORMAT


    COLUMN          FIELD SIZE         FIELD CONTENT              COMMENTS
    ------          ----------         -------------              --------

1)    1                (01)             Transaction Code         M

2)    2-13             (12)             Item Serial Number


                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System


3)       14-23         (10)             Order Number            Number

         24-38         (15)                                     Blank

4)       39-44         (06)             MMC Ship Date           MMDDYY

         45-61         (17)                                     Blank

5)       62-86         (25)             Product Identification  Left Justified
                                        Number

6)       87-91         (05)             Product Line

         92-123        (32)                                     Blank

7)       124-125       (02)             Originating Location    Location that
                                                                Originated
                                                                Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED


1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, M = MMC Ship, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) The identifier of an order placed by a customer.

4) The date an item was shipped from the MDC or Service center.

5) The product identification number assigned by product manager which consists of the comcode. Left justified.

6) Up to five character code used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) Location which originates the transaction.




                            REPAIR TRANSACTION FORMAT

      COLUMN          FIELD SIZE         FIELD CONTENT              COMMENTS
      ------          ----------         -------------              --------

1)    1                (01)             Transaction Code        R

2)    2-13             (12)             Item Serial Number

3)    14-23            (10)             Repair Order Number



                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System



4)       24-38         (15)             Customer Repair Order
                                        Number

5)       39-44         (06)             Repair Date               MMDDYY

         45-56         (12)             Cust. Order Number
                                        (overflow)

6)       57-61         (05)             Product Line              Left Justified

7)       62-86         (25)             Product Identification
                                        Number

8)       87-101        (15)             Circuit Pack Code
                                        or Microcode

9)       102-113       (12)             Circuit Pack Series
                                        or Issue of Microcode

         114-116       (03)                                       Blank

10)      117           (01)             Repair Code

11)      118-119       (02)             Manufacturing Location    *

12)      120-123       (04)             Manufacturing Date

13)      124-125       (02)             Originating Location



                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED


* Location of manufacture required for 00LL00SSSSSS Item Serial Numbers. LL is the location code for the site affixing the label
          SSSSSS is the next serial number to be assigned by the location.

     This format is only valid when the item was not previously bar-coded.



                            REPAIR TRANSACTION FORMAT
                                     cont'd


1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.


                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System



3) This is the order number the item was repair under, not the one it was initially order under.

4) The customer's identifier for their repair order.

5) Date the item was repaired.

6) A five character used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) The product identification number assigned by product manager which consists of the comcode. Left justified.

8) Apparatus code assigned for identification of product at cpcode level.

9) Production level of the cpcode.

10) The code that indicates what type of action was taken by repair organization to satisfy the customer's repair order. The possible values are:

          A =  not repairable
          K =  no trouble found
          R =  trouble found (repairable)

11) Two digit code indicating place of manufacture.

12) Date of manufacture. MMYY

13) Location which originates the transaction.




                          SUBSTITUTE TRANSACTION FORMAT


      COLUMN          FIELD SIZE      FIELD CONTENT              COMMENTS
      ------          ----------      -------------              --------

1)     1                 (01)        Transaction Code         S

2)     2-13              (12)        Replaced Item Serial No.

3)     14-23             (10)        Repair Order No.


                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System



4)     24-38             (15)        Customer Order No.

5)     39-44             (06)        Substitute Date              MMDDYY

6)     45-56             (12)        Replacing Item Serial No.

7)     57-61             (05)        Product Line                 Product Line
                                                                  Left Justified

8)     62-86             (25)        Product Identification

       87-98             (12)        Cust. Order No. (overflow)

       99-123            (25)                                     Blank

9)     124-125           (02)        Originating Location         Location that
                                                                  Originated
                                                                  Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED



                          SUBSTITUTE TRANSACTION FORMAT
                                     cont'd


1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, S = Substitute, etc.

2) Serial number of product returned by customer or installer. Format same as item serial number.

3) Required if item is to be added to database.

4) The customer's identifier for their repair order.


                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

Lucent Technologies                                                     09-22-97
Warranty Eligibility System


5) Data substitution was made.

6) Item serial number of product the repair organization returned to a customer, product withdrawn from an installation pool and added to an order, item sent in by customer on a spares exchange. Format same as item serial number.

7) A five character used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

8) Replacing serial number's product identification number assigned by product manager which consists of the comcode. Left justified.

9) Location which originates the transaction.







                     LUCENT TECHNOLOGIES, INC. - PROPRIETARY
                      Use Purusuant to Company Instruction

                                                                       EXHIBIT G

                                Escrow Agreement

     This Escrow Agreement is entered into and effective as of February _____, 1998 ("Effective Date") by and among BroadBand Technologies, Inc. ("BBT") having its principal place of business at 4024 Stirrup Creek Drive, Durham, North Carolina 27709-3737, and Lucent Technologies Inc. ("Lucent"), having its principal place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and Fort Knox Escrow Services, Inc. ("Escrow Agent"), having its principal place of business at 3539-A Church Street, Clarkston, Georgia 30021-1717.

     WHEREAS, BBT has granted a license to Lucent to use certain computer software and manufacturing information pursuant to the terms and conditions of that certain SDBAS Supply Agreement between BBT and Lucent, dated as of February 4, 1998 (the "Supply Agreement"); and

     WHEREAS, the uninterrupted availability of the computer software and manufacturing information is critical to Lucent in the conduct of its business; and

     WHEREAS, BBT has agreed to deposit in escrow a copy of the source code form of all computer programs and a copy of the manufacturing information used in the design and manufacture of Material and Parts (as such terms are defined in the Supply Agreement), including the Technical Information (as such term is defined in the Supply Agreement), all relevant commentary, explanations and other documentation (collectively the "Software and Manufacturing Information"), as well as any corrections, enhancements, and periodic updates to such Software and Manufacturing Information, to be held by Escrow Agent in accordance with the terms and conditions of this Escrow Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Section 1.0 Deposit.

     (a) This agreement replaces and supercedes the escrow agreement between BBT, Lucent and Escrow Agent dated July 31, 1996 (the "Prior Agreement"), which is considered canceled. Escrow Agent is instructed to return to BBT all information deposited by BBT under the Prior Agreement. BBT shall immediately deposit the returned materials with Escrow Agent pursuant to this Escrow Agreement.

     (b) To the extent not already deposited pursuant to Section 1.0(a), BBT shall deposit with Escrow Agent a copy of the Software and Manufacturing Information within thirty (30) days after the Effective Date. BBT also agrees to deposit with Escrow Agent, at such times as they are made, a copy of all revisions to the Software and Manufacturing Information encompassing all corrections, modifications, updates or enhancements made to the Software and Manufacturing Information by or on behalf of BBT as soon as practicable after such corrections, modifications, updates or enhancements have been developed and accepted by the customer. Simultaneous with the delivery to Escrow Agent of the Software and Manufacturing Information or any revisions thereof, BBT shall deliver to Escrow Agent and to Lucent a written statement specifically identifying all items deposited and stating that Software and Manufacturing Information or revisions, as the case may be, so deposited are completed and accurate. Promptly after any such revision is deposited with Escrow Agent, both BBT and the Escrow Agent shall give written notice thereof to Lucent.

     (c) For each Material and its corresponding Parts, BBT shall create a separate complete package of Software and Manufacturing Information used in the design and manufacture of such Material and corresponding Parts and deposit all such packages with the Escrow Agent. Each package shall be clearly labeled to indicate the Material and Parts to which the package relates. Similarly, BBT shall package and label all corrections, enhancements and periodic updates according to the Material and Parts to which such corrections, enhancements and periodic updates relate.

Section 2.0 Term.

     Except as provided in this section, this Escrow Agreement shall remain in effect from the Effective Date through the later of: (a) the expiration or earlier termination of all continuing sale and/or support obligations of BBT pursuant to the SDBAS Supply Agreement entered into by BBT and Lucent as of February 4, 1998, or (b) the expiration or earlier termination of that certain Procurement Agreement dated as of July 1, 1996, between Bell Atlantic Corp. and BBT ("the Companion Agreement"). Termination hereof is automatic upon delivery of all (but not less than all) of the deposited Software and Manufacturing Information to Lucent in accordance with the provisions hereof.

Section 3.0 Default.

     A default by BBT shall be deemed to have occurred under this Escrow Agreement upon the occurrence of any of the following:

     (a) if BBT has availed itself of, or been subjected to by any third party, a proceeding in bankruptcy in which BBT is the named debtor, an assignment by BBT for the benefit of its creditors, the appointment of a receiver for BBT, or any other proceeding involving insolvency of the protection of, or from, creditors, provided, however, if the action is initiated by a party other than BBT, BBT shall have sixty (60) days to terminate the proceedings before a default shall be deemed to have occurred; or

     (b) if BBT has ceased fro at least thirty (30) days its on-going business operations or sale, licensing, maintenance or other support of the Materials or Parts; or

     (c) if BBT materially fails to supply Materials or Parts under the Supply Agreement or the Companion Agreement.

Section 4.0 Notice of Default.

     (a) Lucent shall give written notice to Escrow Agent and BBT of the occurrence of a default hereunder. If the event of default is one described in paragraph (b) or (c) of Section 3.0 hereof, Lucent shall specify in the written notice to Escrow Agent and BBT the specific Materials which BBT has ceased to sell, license, maintain or support (in the case of paragraph (b)) or which BBT fails materially to supply (in the case of paragraph (c)).

     (b) Unless within ten (10) business days BBT files with the Escrow Agent its affidavit executed by a responsible executive officer stating that the default has been cured or has not occurred, then the Escrow Agent shall upon the eleventh (11th) business day deliver to Lucent in accordance with Lucent's instructions: (1) the entire Software and Manufacturing Information then being held by the Escrow Agent if the event of default is one described in paragraph
(a), or if BBT has ceased for at least thirty (30) days its ongoing business operations under paragraph (b); or (2) the Software and Manufacturing Information then being held by the Escrow Agent for Materials identified in Lucent's notice under Section 4.0(a) to Escrow Agent and BBT if the default is one described in paragraph (b) for other than a ceasing of business or one described in paragraph (c) of Section 3.0.

     (c) Nothing in this Agreement shall have any effect on the rights of Lucent to use any Software and Manufacturing Information, which right is defined in other agreement(s) between BBT and Lucent.

Section 5.0 Compensation.

     As compensation for the services to be performed by Escrow Agent hereunder, Lucent shall pay to Escrow Agent reasonable fees to be agreed upon before execution of this document by Lucent and escrow agent.

Section 6.0 Liability.

     Escrow Agent shall not, by reason of its execution of its Agreement, assume any responsibility or liability for any transaction between BBT and Lucent, other than the performance of its obligations, as Escrow Agent, with respect to the Software and Manufacturing Information held by it in accordance with this Agreement. Escrow Agent will not be liable for special, indirect, incidental or consequential damages hereunder.

Section 7.0 Tests.

     Upon written notice to BBT and Escrow Agent, Lucent shall have the right to conduct tests of the Software and Manufacturing Information held in escrow, no more than quarterly, under the supervision of BBT, to confirm that it is the current Software and Manufacturing Information for the Materials and Parts specified in the Supply Agreement and the Companion Agreement.

Section 8.0 Confidentiality.

     Except as provided in this Agreement, Escrow Agent agrees that it shall not divulge or disclose or otherwise make available to any third person whatsoever, or make any use whatsoever, of the Software and Manufacturing Information, without the express prior written consent of BBT.

Section 9.0 Address.

     All notices or other communications required or contemplated herein shall be in writing, sent by certified mail, return receipt requested, addressed to another party at the address indicated below or as same may be changed from time to time by notice similarly given:

         If to BBT:            BroadBand Technologies, Inc.
                               4024 Stirrup Creek Drive
                               Durham, North Carolina  27709-3737

                                        Attention: David Austin

         If to Lucent:         Lucent Technologies Inc.
                               Room 4M-530
                               101 Crawford Corner Road
                               Holmdel, New Jersey  007733

                                        Attention: David Spear

         If to Escrow Agent:   Fort Knox Escrow Services, Inc.
                               3539-A Church Street
                               Clarkston, Georgia  30021-1717

                                        Attention: Contractor
                                        Administrator

Section 10.0 Indemnity.

     Lucent and BBT shall, jointly and severally, indemnify and hold harmless Escrow Agent and each of its directors, officers, agents, employees and stockholders ("Escrow Agent Indemnities") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any Escrow Agent Indemnitee in connection with this Agreement or the performance of Escrow Agent or any Escrow Agent Indemnitee hereunder.


Section 11.0 Disputes and Interpleader.

     In the event of any dispute between any of Escrow Agent, Lucent and/or BBT relating to delivery of the Software and Manufacturing Information by Escrow Agent or to any other matter arising out of this Agreement, Escrow Agent may submit the matter to any court of competent jurisdiction in an interpleader or similar action. Any and all costs incurred by Escrow Agent in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of Lucent and BBT. Escrow Agent shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

Section 12.0 Bankruptcy.

     BBT and Lucent acknowledge that this Agreement is an "agreement supplementary to" the Supply Agreement as provided in Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"). BBT acknowledges that if BBT as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the Supply Agreement or this Agreement, Lucent may elect to retain its rights under the Supply Agreement and this Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of Lucent to BBT or the Bankruptcy Trustee, BBT or such Bankruptcy Trustee shall not interfere with the rights of Lucent as provided in the Supply Agreement and this Agreement, including the right to obtain the Software and Manufacturing Information from Escrow Agent.

Section 13.0 Counterparts; Governing Law.

     This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

Section 14.0 No Waiver.

     No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or single or partial exercise of any right, power or remedy by any party will preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

Section 15.0 Assignment.

     Neither this Escrow Agreement, nor any rights, liabilities or obligations hereunder may be assigned by any party without the prior written consent of Lucent and BBT.

     IN WITNESS WHEREOF, Lucent, BBT and Escrow Agent have executed this Escrow Agreement by their authorized representatives.

Dated:   February ___, 1998

                           LUCENT TECHNOLOGIES INC.,

                           by
                                    ------------------------------------

                           BROADBAND TECHNOLOGIES, INC.,

                           by
                                    ------------------------------------

                           FORT KNOX ESCROW SERVICES, INC.

                           by
                                    ------------------------------------